UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. __)
Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary Proxy Statement
[  ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material under § 240.14a 12
_______________________________________________________
Carillon Series Trust
_______________________________________________________
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[x] No fee required.
[  ] Fee paid previously with preliminary materials.
[  ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

PRELIMINARY COPY

CARILLON SERIES TRUST

Carillon Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Real Income Fund
Carillon Chartwell Short Duration High Yield Fund
Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund

Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund
Carillon Scout Mid Cap Fund
RJ Chartwell Premium Income ETF
RJ Eagle Municipal Income ETF
RJ Eagle Vertical Income ETF
RJ Eagle GCM Dividend Select Income ETF

880 Carillon Parkway
St. Petersburg, Florida 33716
(800) 421-4184
[February 6], 2026
Dear Fellow Shareholder:
You are cordially invited to attend two special joint meetings of shareholders and any adjournments or postponements thereto of Carillon Series Trust (the “Trust”), which will be held on April 24, 2026 at 880 Carillon Parkway, St. Petersburg, Florida 33716.  The first meeting will be held at 9:00 a.m., Eastern Time (“Meeting 1”), and the second meeting will be held at 9:30 a.m., Eastern Time (“Meeting 2”), for the purposes of considering and acting on the proposals set forth below, and in the corresponding Notice of a Special Joint Meeting of Shareholders of the series of the Trust.
The Meetings have been called by the Board of Trustees of the Trust (“Board”).  The purpose of the Meetings is to seek your approval on important proposals that recently were recommended by the Trust’s investment adviser and approved by the Board of the Trust.
As more fully described in the enclosed proxy materials, shareholders are being asked to vote on the proposals set forth below with respect to the Trust or their series, as appropriate.  The Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Bond Fund, and Carillon Scout Mid Cap Fund are collectively referred to as the “Non-ETF Funds.”  The RJ Chartwell Premium Income ETF, RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF and RJ Eagle GCM Dividend Select Income ETF are collectively referred to as the “ETFs.”  The Non-ETF Funds and the ETFs are collectively referred to as the “Funds.”

Proposals
Meeting 1
Proposa1 1 (All Funds): To elect seven (7) trustees (“Trustees”) to the Board of Trustees of the Trust.
Meeting 2
Proposal 2 (Non-ETF Funds Only): To approve the amendments of each Fund’s fundamental investment policies as set forth below:
A.	To approve the amendment of each Fund’s fundamental investment policy with respect to issuing senior securities.
B.	To approve the amendment of each Fund’s fundamental investment policy with respect to borrowing.
C.	To approve the amendment of each Fund’s fundamental investment policy with respect to commodities.
D.	To approve the amendment of each Fund’s fundamental investment policy with respect to industry concentration.
E.	To approve the amendment of each Fund’s fundamental investment policy with respect to diversification.
F.	To approve the amendment of each Fund’s fundamental investment policy with respect to loans.
G.	To approve the amendment of each Fund’s fundamental investment policy with respect to real estate.
H.	To approve the amendment of each Fund’s fundamental investment policy with respect to underwriting.

At each of Meeting 1 and Meeting 2, shareholders also will be asked to transact any other business as may properly come before Meeting 1 and/or Meeting 2.  Meeting 1 relates to all Funds, and Meeting 2 relates to the Non-ETF Funds only.  Meeting 1 and Meeting 2, and any adjournment or postponement of either, are collectively referred to as the “Meetings.”
With respect to Proposal 1, the three current Trustees, and three of the four proposed additional Trustees, are currently deemed independent of the Trust and Carillon Tower Advisers, Inc. (“Carillon Tower”), the Funds’ investment adviser and other service providers, as they are not “interested persons” as defined in the Investment Company Act of 1940, as amended.
Proposals 2A. through 2H. apply to Non-ETF Funds.  The Non-ETF Funds have certain investment policies that are “fundamental” – that is, they can be changed only with shareholder approval. The proposed changes to the Non-ETF Funds’ fundamental investment policies are intended to modernize each Non-ETF Fund’s fundamental investment policies to afford each Non-ETF Fund greater flexibility in pursuing its investment objective and strategy, and to allow the Non-ETF Funds to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations proposed by applicable law.  The changes would also align the fundamental investment policies of the Non-ETF Funds with one another and those of the ETFs, which have operated pursuant to the proposed fundamental investment policies since their inception.  This may result in operational efficiencies in the oversight of the Non-ETF Funds’ compliance with their fundamental investment policies and, subject to the satisfaction of certain other conditions, make it easier for the Non-ETF Funds and ETFs to engage in future reorganizations and Non-ETF Fund to ETF conversions without the expense of a shareholder vote.  Carillon Tower has advised the Board that adoption of the proposed fundamental investment policies is not expected to affect materially the manner in which any Non-ETF Fund’s investment program is conducted, as reflected in the Non-ETF Fund’s current prospectus and statement of additional information. Any material changes to the management of the Non-ETF Fund in the future will require consideration by the Board and disclosure in the Non-ETF Fund’s prospectus or statement of additional information, as appropriate.
The Trust’s Board of Trustees, including its independent trustees, has carefully reviewed the proposals and unanimously recommends that you vote “FOR” each Proposal, and each Trustee nominee.
We encourage you to read the Proxy Statement in full before you vote.  Following this letter are questions and answers regarding this proxy solicitation.  The information is designed to help you cast your vote as a shareholder, and is being provided as a supplement to, and not a substitute for, your proxy materials.
The notice of special meeting of shareholders, the proxy statement, and the proxy card(s) are enclosed.  If you are unable to attend the Meetings in person, we urge you to sign, date, and return the proxy card(s) (or vote by internet or telephone) so that your shares may be voted in accordance with your instructions.  Voting your shares in a timely manner helps avoid additional solicitation costs.
If you have any questions regarding the proxy materials or the voting process, please feel free to call us toll-free at (800) 421-4184, or our proxy solicitor, EQ Fund Solutions LLC, toll-free at (888) 605-1957 for Meeting 1 and (888) 628-8208 for Meeting 2.  Your participation in these matters is extremely important.  Thank you for your vote on these important proposals.
Sincerely, /s/ Susan L. Walzer Susan L. Walzer President
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PRELIMINARY COPY

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS
Enclosed is a proxy statement (“Proxy Statement”) for the upcoming Special Meetings of Shareholders of the Funds set forth above.  While we recommend that you carefully read the full text of the enclosed Proxy Statement, below is a brief overview of the matters to be voted on, in "Question and Answer" format, to help you understand and vote on the Proposals. Your vote is important. Please vote.
Question:	Why am I receiving these proxy materials?
Answer:
You are receiving these materials because you owned shares of one or more Funds on January 30, 2026, and, as a result, have a right to vote on one or more proposals (“Proposals”) relating to your Fund at one or more Special Joint Meetings of Shareholders to be held on April 24, 2026, and at any postponements or adjournments thereof.  The first meeting will be held at 9:00 a.m., Eastern Time (“Meeting 1”), and the second meeting will be held at 9:30 a.m., Eastern Time (“Meeting 2”).  Meeting 1 relates to all Funds, and Meeting 2 relates to the Non-ETF Funds only.  Meeting 1 and Meeting 2, and any adjournment or postponement of either, are collectively referred to as the “Meetings.”

Question:	What am I being asked to vote “FOR” in the Proxy Statement?
Answer:	As described in more detail in the enclosed Proxy Statement, you are being asked to approve the following proposals (“Proposals”) with respect to your Fund:
Meeting 1
Proposa1 1 (All Funds): To approve each Trust’s three current Trustees and four additional Trustee nominees to the Board of Trustees of each Trust (collectively, the “Board”).
Meeting 2
Proposal 2 (Non-ETF Funds Only): To approve the amendments of each Fund’s fundamental investment policies as set forth below:
A.	To approve the amendment of each Fund’s fundamental investment policy with respect to issuing senior securities.
B.	To approve the amendment of each Fund’s fundamental investment policy with respect to borrowing.
C.	To approve the amendment of each Fund’s fundamental investment policy with respect to commodities.
D.	To approve the amendment of each Fund’s fundamental investment policy with respect to industry concentration.
E.	To approve the amendment of each Fund’s fundamental investment policy with respect to diversification.
F.	To approve the amendment of each Fund’s fundamental investment policy with respect to loans.
G.	To approve the amendment of each Fund’s fundamental investment policy with respect to real estate.
H.	To approve the amendment of each Fund’s fundamental investment policy with respect to underwriting.

Question:	How does the Board of Trustees recommend that I vote?
Answer:
After careful consideration of the Proposals, the Board of Trustees (“Board” or “Board of Trustees”) of the Trust, including the trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Independent Trustees”), unanimously approved the Proposals and recommend that you vote FOR the Proposals.

Question:	Who will bear the expenses related to the Meetings and Proxy Statement?
Answer:
Subject to the fee waiver and/or expense reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Trust will bear the expenses associated with Meeting 1, including the preparation, printing and mailing of these proxy materials, and soliciting and tabulating proxies, whether or not Proposal 1 is approved.  As a result of the fee waiver and/or expense reimbursement agreement, Carillon Tower is expected to pay the expenses associated with Meeting 1 to the extent that they exceed the expense cap for a Fund.  Carillon Tower or an affiliate will bear the expenses associated with Meeting 2, including the preparation, printing and mailing of these proxy materials, and soliciting and tabulating proxies, whether or not Proposals 2A. through 2H. are approved.  The total expenses of the Meetings are expected to be approximately $750,000.

Question:	How can I vote my shares?
Answer:
Please indicate your voting instructions on the enclosed proxy card(s) for Meeting 1 and/or Meeting 2, as appropriate, sign and date the card(s), and return the card(s) by mail in the postage-paid envelope provided.  If you own investments in multiple Funds, or through multiple accounts, you will receive a separate proxy card for each Fund or account.  Please vote each proxy card.

As an alternative to voting the proxy card(s) by mail, you may vote by telephone, online via the internet or in person.  To vote by telephone, please call the toll-free number listed on the proxy card(s).  To vote online via the internet, please access the website listed on the proxy card(s).  Please note that to vote by telephone or online via the internet, you will need the unique “control” number(s) that appears on the enclosed proxy card(s).  If you will be attending one or both of the Meetings, please let us know by calling us toll-free at (800) 421-4184.  You will be required to provide valid identification in order to gain admission to the Meetings.  If you hold your shares in street name and you wish to vote in person at the Meetings, you must request your broker, bank or other nominee to provide you with a legal proxy in order to vote your shares at the Meetings.
Meeting 1
Question:	What is Proposal 1 about?
Answer:	This Proxy Statement seeks your vote as a shareholder of one or more Funds on the Proposal to elect three of the Trust’s current Trustees, and four new Trustee nominees to the Board.
The three current Trustees are John Carter, Liana Marante, and Deborah L. Talbot, PhD.  The four new nominees for Trustee are Camille Alexander, Arvind Rajan, PhD, Christopher Staples and Scott Weiner, PhD.
Question:	How many of the nominees will be Independent Trustees if elected?
Answer:
If shareholders elect the proposed four new nominees and re-elect the three current Trustees, the Trust’s Board will consist of eight Trustees.  In addition to the four new nominees and the three current Trustees, Jerry A. Webman, PhD, currently serves as an Independent Trustee.  However, Dr. Webman will reach the Board's mandatory retirement age and retire from the Board immediately following the meetings on May 20-21, 2026.  Accordingly, shareholders are not being asked to re-elect Dr. Webman in this Proxy Statement.

Six of the nominees, as well as Dr. Webman, will be Independent Trustees, and one of the nominees will be deemed to be an “interested person” of the Trust, within the meaning of the 1940 Act (“Interested Trustee”).  Mr. Staples is deemed to be an Interested Trustee.

Question:	If elected, when will the new nominees join the Board?
Answer:
If elected by the shareholders, the election of Trustees will be effective immediately with respect to the current Trustees.  The new Trustees are expected to assume their roles no later than May 20, 2025.

Question:	How long will each Trustee serve?
Answer:
If elected, each Trustee will serve for life or until he or she resigns, retires or is removed. In accordance with the Trusts’ Board Governance Policy, an Independent Trustee is required to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday, subject to any extension of this policy granted by the Board.  Although Mr. Staples is deemed to be an Interested Trustee, it is anticipated that he will become an Independent Trustee prior to his 76th birthday, and therefore will be subject to this provision of the Board Governance Policy as well.

Question:	What vote is required to approve Proposal 1?
Answer:
Approval of Proposal 1 requires the vote of a plurality of the votes cast at Meeting 1 in person or by proxy by all shares of the Trust, provided that a quorum is present.  Shareholders who vote FOR the Proposal will vote FOR each Nominee.  All shareholders of the Trust will vote on Proposal 1 jointly. Each share of beneficial interest (each, a "Share") will be entitled to one vote at a Meeting and fractional Shares will be entitled to proportionate fractional votes.

Meeting 2
Question:	What is a fundamental investment policy?
Answer:
The 1940 Act requires registered investment companies, such as the Non-ETF Funds, to have certain specific investment policies that can be changed only with shareholder approval. Investment companies may also elect to designate other policies as policies that may be changed only with a shareholder vote. Both types of policies are often referred to as “fundamental investment policies.”

Question:	What are Proposals 2A. through 2H. about?
Answer:
Proposals 2A. through 2H. would amend the fundamental investment policies of each Non-ETF Fund to modernize each Non-ETF Fund’s fundamental investment policies to afford each Non-ETF Fund greater flexibility in pursuing its investment objective and strategy, and to allow the Non-ETF Fund to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations proposed by applicable law.  Proposals 2A. through 2H. would also align the fundamental investment policies of the Non-ETF Funds with one another and those of the ETFs, which may result in operational efficiencies in the oversight of the Non-ETF Funds’ compliance with their fundamental investment policies and, subject to the satisfaction of certain other conditions, make it easier for the Non-ETF Funds and ETFs to engage in future reorganizations and Non-ETF Fund to ETF conversions without the expense of a shareholder vote.

Further information regarding the specific rationale for the proposed change of each fundamental investment policy is set forth in the Proxy Statement.
Question:	How do the proposed changes to the Non-ETF Fund’s fundamental investment policies benefit shareholders?
Answer:
Proposals 2A. through 2H. are intended to benefit each Non-ETF Fund and its shareholders in the following ways: (1) affording the Non-ETF Fund greater flexibility in pursuing its investment objective and strategy; (2) allowing the Non-ETF Fund to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations proposed by applicable law; and (3) aligning the fundamental investment policies of the Non-ETF Funds with one another and those of the ETFs, which may result in operational efficiencies in the oversight of the Non-ETF Funds’ compliance with their fundamental investment policies and, subject to the satisfaction of certain other conditions, make it easier for the Non-ETF Funds and ETFs to engage in future reorganizations and Non-ETF Fund to ETF conversions without the expense of a shareholder vote.

Question:	Will these changes result in changes to a Non-ETF Fund’s investment approach?
Answer:
No. The Proposals are intended to, among other things, provide Carillon Tower with greater flexibility in managing the Non-ETF Funds. If approved, each Non-ETF Fund will continue to be managed subject to the applicable limitations imposed by the 1940 Act and the rules and interpretive guidance provided thereunder, as well as the Non-ETF Fund’s investment objective, strategies and policies as currently in effect at the time of this Proxy Statement. Carillon Tower has advised the Board that adoption of the proposed fundamental investment policies outlined in Proposals 2A. through 2H. is not expected to affect materially the manner in which any Non-ETF Fund’s investment program is conducted, as reflected in the Non-ETF Fund’s current prospectus and statement of additional information. Any material changes to the management of a Non-ETF Fund in the future will require consideration by the Board and disclosure in the Non-ETF Fund’s prospectus or statement of additional information, as appropriate.

Question:	What vote is required to approve Proposal 2A. through 2H.?
Answer:
Approval of each Proposal with respect to a Non-ETF Fund requires the vote of a majority of the outstanding voting securities of the Non-ETF Fund.  Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a Non-ETF Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Non-ETF Fund or (2) 67% or more of the shares present at Meeting 2 if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Each share of beneficial interest (each, a "Share") will be entitled to one vote at a Meeting and fractional Shares will be entitled to proportionate fractional votes.

Question:	What happens if the Proposals are not approved?
Answer:
Each Proposal relates to a specific fundamental investment policy. Shareholders are being asked to vote separately on each Proposal for each Non-ETF Fund. No Proposal to amend any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of a Non-ETF Fund’s fundamental investment policies will be amended while others will not. If shareholders do not approve a Proposal, the current fundamental investment policy contained in that Proposal will remain in effect.

Question:	If Proposal 2A through 2H are approved, when will they be implemented?
Answer:	If a Proposal is approved by shareholders at the Meeting, the proposed change to a Non-ETF Fund’s fundamental investment policy will take effect as soon as reasonably practicable.

It is important that you vote your proxy for each of Meeting 1 and Meeting 2 promptly.  If you have any questions regarding the Proposals, the proxy materials or how to vote your shares, please us toll-free at (800) 421-4184, or our proxy solicitor, EQ Fund Solutions LLC (“EQ”), toll-free at (888) 605-1957 for Meeting 1 and (888) 628-8208 for Meeting 2.  If we do not receive your voting instructions after our original mailing, you may be contacted by officers of the Trust, employees of Carillon Tower or by EQ, in any case, to remind you to vote.

PRELIMINARY COPY

CARILLON SERIES TRUST

Carillon Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Real Income Fund
Carillon Chartwell Short Duration High Yield Fund
Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund

Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund
Carillon Scout Mid Cap Fund
RJ Chartwell Premium Income ETF
RJ Eagle Municipal Income ETF
RJ Eagle Vertical Income ETF
RJ Eagle GCM Dividend Select Income ETF

880 Carillon Parkway
St. Petersburg, Florida 33716
(800) 421-4184
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
To be held on April 24, 2026
TO SHAREHOLDERS:
A Special Joint Meeting of Shareholders of each of the above series (each, a “Fund” and collectively, the “Funds”) of Carillon Series Trust (the “Trust”) will be held on April 24, 2026 at 9:00 a.m. Eastern Time at the Trust’s principal executive office, located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The purpose of the Meeting is to consider and act on the proposal as set forth below:
Proposal
Proposa1 1: To elect seven (7) trustees (“Trustees”) to the Board of Trustees of the Trust.
Shareholders also will be asked to transact any other business as may properly come before the Meeting.
The proposal (“Proposal”) is discussed in greater detail in the attached proxy statement (“Proxy Statement”).  The Board of Trustees of the Trust, including its independent trustees, has carefully reviewed the Proposal and unanimously recommends that shareholders vote “FOR” each Trustee nominee.
The close of business on January 30, 2026 has been fixed as the record date (“Record Date”) for the determination of shareholders of the Trust entitled to receive notice of and to vote at the Special Joint Meeting of Shareholders or at any postponements or adjournments thereof (“Meeting”).  The Board of Trustees of the Trust knows of no other business to be presented at the Meeting other than the matters set forth herein.  Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion.  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as soon as possible.
The Trust will admit to the Meeting: (1) all shareholders of record of the Funds as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Trust, in its sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call us toll-free at (800) 421-4184.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on April 24, 2026, and Any Adjournment or Postponement Thereof:  This Notice and the Accompanying Proxy Statement are Available at https://vote.proxyonline.com/carillon/docs/proxy2026.pdf.  On this website, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

BY ORDER OF THE BOARD OF TRUSTEES OF
CARILLON SERIES TRUST
/s/ Susan L. Walzer
Susan L. Walzer
President
[February 6], 2026
St. Petersburg, Florida

ii

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the internet as indicated on the enclosed proxy card(s).  (If you own investments in multiple Funds, or through multiple accounts, you will receive a separate proxy card for each Fund or account.  Please vote each proxy card.)  If voting by mail, you are requested to:
•	Indicate your instructions on the proxy card(s);
•	Date and sign the proxy card(s);
•	Mail the proxy card(s) promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•
Allow sufficient time for the proxy card(s) to be received prior to April 24, 2026.  (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date and return the proxy card(s) but give no voting instructions for the Proposal, the proxies will vote FOR such Proposal.  In order to avoid the additional expense of further solicitations, we ask your cooperation in mailing your proxy card(s) immediately.
As an alternative to voting by mail, you may vote by telephone or online via the internet, as follows:
To vote by telephone:		To vote online via the internet:
(1)	Read the Proxy Statement and have your proxy card(s) at hand.	(1)	Read the Proxy Statement and have your proxy card(s) at hand.
(2)	Call the toll-free number that appears on your proxy card(s).	(2)	Go to the website that appears on your proxy card(s).
(3)	Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.	(3)	Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.
If you vote by telephone or access the internet voting site, your vote must be received no later than 11:59 p.m., Eastern Time on April 23, 2026.
We encourage you to vote by telephone or online via the internet using the control number(s) that appears on your enclosed proxy card(s).  Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
If you have any questions regarding the Proposal, the proxy materials or need assistance voting your shares, please call us toll-free at (800) 421-4184 or EQ Fund Solutions LLC (“EQ”), our proxy solicitor, toll-free at (888) 605-1957.  If we do not receive your voting instructions after our original mailing, you may be contacted by officers of the Trust or employees of Carillon Tower or by EQ, in any case, to remind you to vote.
If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting at the Meeting.  If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

iii

PRELIMINARY COPY

CARILLON SERIES TRUST

Carillon Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Real Income Fund
Carillon Chartwell Short Duration High Yield Fund
Carillon ClariVest Capital Appreciation Fund

Carillon ClariVest International Stock Fund
Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund
Carillon Scout Mid Cap Fund

880 Carillon Parkway
St. Petersburg, Florida 33716
(800) 421-4184
NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS
To be held on April 24, 2026
TO SHAREHOLDERS:
A Special Joint Meeting of Shareholders of each of the above series (each, a “Fund” and collectively, the “Funds”) of Carillon Series Trust (the “Trust”) will be held on April 24, 2026 at 9:30 a.m. Eastern Time at the Trust’s principal executive office, located at 880 Carillon Parkway, St. Petersburg, Florida 33716. The purpose of the Meeting is to consider and act on the proposals as set forth below:
Proposals
Proposal 2: To approve the amendments of each Fund’s fundamental investment policies as set forth below:
A.	To approve the amendment of each Fund’s fundamental investment policy with respect to issuing senior securities.
B.	To approve the amendment of each Fund’s fundamental investment policy with respect to borrowing.
C.	To approve the amendment of each Fund’s fundamental investment policy with respect to commodities.
D.	To approve the amendment of each Fund’s fundamental investment policy with respect to industry concentration.
E.	To approve the amendment of each Fund’s fundamental investment policy with respect to diversification.
F.	To approve the amendment of each Fund’s fundamental investment policy with respect to loans.
G.	To approve the amendment of each Fund’s fundamental investment policy with respect to real estate.
H.	To approve the amendment of each Fund’s fundamental investment policy with respect to underwriting.

Shareholders also will be asked to transact any other business as may properly come before the Meeting.
The proposals (“Proposals”) are discussed in greater detail in the attached proxy statement (“Proxy Statement”).  The Board of Trustees of the Trust, including its independent trustees, has carefully reviewed the Proposals and unanimously recommends that shareholders vote “FOR” the Proposals.
The close of business on January 30, 2026 has been fixed as the record date (“Record Date”) for the determination of shareholders of the Trust entitled to receive notice of and to vote at the Special Joint Meeting of Shareholders or at any postponements or adjournments thereof (“Meeting”).  The Board of Trustees of the Trust knows of no other business to be presented at the Meeting other than the matters set forth herein.  Should any other business properly come before the Meeting, it is intended that the persons named in the accompanying form of proxy will vote on the same in their discretion.  If you attend the Meeting, you may vote your shares in person.  If you do not expect to attend the Meeting, please complete, date, sign and return the enclosed proxy as soon as possible.

The Trust will admit to the Meeting: (1) all shareholders of record of the Funds as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Trust, in its sole discretion, may elect to admit.  All persons wishing to be admitted to the Meeting must present photo identification.  If you plan to attend the Meeting, please call us toll-free at (800) 421-4184.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on April 24, 2026, and Any Adjournment or Postponement Thereof:  This Notice and the Accompanying Proxy Statement are Available at https://vote.proxyonline.com/carillon/docs/proxy2026.pdf.  On this website, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

BY ORDER OF THE BOARD OF TRUSTEES OF
CARILLON SERIES TRUST
/s/ Susan L. Walzer
Susan L. Walzer
President
[February 6], 2026
St. Petersburg, Florida

ii

YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN
In order that your shares may be represented at the Meeting, please vote your proxy as soon as possible either by mail, by telephone, or online via the internet as indicated on the enclosed proxy card(s).  (If you own investments in multiple Funds, or through multiple accounts, you will receive a separate proxy card for each Fund or account.  Please vote each proxy card.)  If voting by mail, you are requested to:
•	Indicate your instructions on the proxy card(s);
•	Date and sign the proxy card(s);
•	Mail the proxy card(s) promptly in the enclosed envelope which requires no postage if mailed in the continental United States; and
•
Allow sufficient time for the proxy card(s) to be received prior to April 24, 2026.  (However, proxies received after this time may still be voted in the event of any postponements or adjournments of the Meeting to a later date.)

If you sign, date and return the proxy card(s) but give no voting instructions for the Proposals, the proxies will vote FOR such Proposals.  In order to avoid the additional expense of further solicitations, we ask your cooperation in mailing your proxy card(s) immediately.
As an alternative to voting by mail, you may vote by telephone or online via the internet, as follows:
To vote by telephone:		To vote online via the internet:
(1)	Read the Proxy Statement and have your proxy card(s) at hand.	(1)	Read the Proxy Statement and have your proxy card(s) at hand.
(2)	Call the toll-free number that appears on your proxy card(s).	(2)	Go to the website that appears on your proxy card(s).
(3)	Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.	(3)	Enter the control number(s) set forth on the proxy card(s) and follow the simple instructions.
If you vote by telephone or access the internet voting site, your vote must be received no later than 11:59 p.m., Eastern Time on April 23, 2026.
We encourage you to vote by telephone or online via the internet using the control number(s) that appears on your enclosed proxy card(s).  Use of telephone or internet voting will reduce the time and costs associated with this proxy solicitation.  Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.
If you have any questions regarding the Proposals, the proxy materials or need assistance voting your shares, please call us toll-free at (800) 421-4184 or EQ Fund Solutions LLC (“EQ”), our proxy solicitor, toll-free at (888) 628-8208.  If we do not receive your voting instructions after our original mailing, you may be contacted by officers of the Trust or employees of Carillon Tower or by EQ, in any case, to remind you to vote.
If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee with your instructions for voting at the Meeting.  If you hold your shares in street name and you wish to vote in person at the Meeting, you must request your nominee to provide you with a legal proxy in order to vote your shares at the Meeting.

PRELIMINARY COPY

CARILLON SERIES TRUST

Carillon Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Fund
Carillon Chartwell Real Income Fund
Carillon Chartwell Short Duration High Yield Fund
Carillon ClariVest Capital Appreciation Fund
Carillon ClariVest International Stock Fund

Carillon Eagle Growth & Income Fund
Carillon Eagle Mid Cap Growth Fund
Carillon Eagle Small Cap Growth Fund
Carillon Reams Core Bond Fund
Carillon Reams Core Plus Bond Fund
Carillon Reams Unconstrained Bond Fund
Carillon Scout Mid Cap Fund
RJ Chartwell Premium Income ETF
RJ Eagle Municipal Income ETF
RJ Eagle Vertical Income ETF
RJ Eagle GCM Dividend Select Income ETF

880 Carillon Parkway
St. Petersburg, Florida 33716
(800) 421-4184
PROXY STATEMENT FOR THE
SPECIAL JOINT MEETINGS OF SHAREHOLDERS
TO BE HELD ON
April 24, 2026
This proxy statement (“Proxy Statement”) is being furnished to the shareholders of each of the above series of Carillon Series Trust (the “Trust”) in connection with the solicitation of proxies by, and on behalf of, the Board of Trustees of the Trust to be used at two Special Joint Meetings of Shareholders of the series and any adjournments or postponements thereof to be held on April 24, 2026, at the Trust’s principal executive office, located at 880, Carillon Parkway, St. Petersburg, Florida 33716.  The first meeting will be held at 9:00 a.m., Eastern Time (“Meeting 1”), and the second meeting will be held at 9:30 a.m., Eastern Time (“Meeting 2”), for the purposes of considering and acting on the proposals set forth below, and in the corresponding Notice of a Special Joint Meeting of Shareholders.
As more fully described in this Proxy Statement, shareholders are being asked to vote on the proposals set forth below with respect to the Trust or their series, as appropriate.  The Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Reams Unconstrained Bond Fund, and Carillon Scout Mid Cap Fund are collectively referred to as the “Non-ETF Funds.”  The RJ Chartwell Premium Income ETF, RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF and RJ Eagle GCM Dividend Select Income ETF are collectively referred to as the “ETFs.”  The Non-ETF Funds and the ETFs are collectively referred to as the “Funds.”

Proposals
Proposal	Shareholders Eligible to Vote on Proposal
Meeting 1
Proposa1 1: To elect seven (7) trustees (“Trustees”) to the Board of Trustees of the Trust.	Shareholders of All Funds.
Meeting 2
Proposal 2: To approve the amendments of each Fund’s fundamental investment policies as set forth below:
A. To approve the amendment of each Fund’s fundamental investment policy with respect to issuing senior securities.
B. To approve the amendment of each Fund’s fundamental investment policy with respect to borrowing.
C. To approve the amendment of each Fund’s fundamental investment policy with respect to commodities.
D. To approve the amendment of each Fund’s fundamental investment policy with respect to industry concentration.
E. To approve the amendment of each Fund’s fundamental investment policy with respect to diversification.
F. To approve the amendment of each Fund’s fundamental investment policy with respect to loans.
G. To approve the amendment of each Fund’s fundamental investment policy with respect to real estate.
H. To approve the amendment of each Fund’s fundamental investment policy with respect to underwriting.
Shareholders of Non-ETF Funds Only
At each of Meeting 1 and Meeting 2, shareholders also will be asked to transact any other business as may properly come before Meeting 1 and/or Meeting 2.  Meeting 1 and Meeting 2, and any adjournment or postponement of either, are collectively referred to in this Proxy Statement as the “Meetings.”
The Proposals are discussed in greater detail in the attached Proxy Statement.  Please read the Proxy Statement carefully before voting on the Proposals.  The Board of Trustees of the Trust, including its independent trustees, has carefully reviewed the Proposals and unanimously recommends that shareholders vote “FOR” each Proposal, and each Trustee nominee.
The close of business on January 30, 2026 has been fixed as the record date (“Record Date”) for the determination of shareholders of the Trust entitled to receive notice of and to vote at the Meetings.  It is expected that each Notice of Special Joint Meeting of Shareholders, this Proxy Statement and the proxy card(s) will be first sent or given to shareholders on or about [February 6], 2026.  The Board of Trustees of the Trust knows of no other business to be presented at the Meetings other than the matters set forth herein. If you date, sign and return the proxy but give no voting instructions, your Shares will be voted FOR the Proposal set forth in the applicable preceding notice and described in this Proxy Statement.  Proxies will also vote in their discretion upon such other matters as may properly come before the applicable Meeting. If you attend a Meeting, you may vote your shares in person.  If you do not expect to attend the Meetings, please complete, date, sign and return the enclosed proxy as soon as possible.

The Trust will admit to the Meetings: (1) all shareholders of record of a Fund entitled to vote as of the Record Date; (2) persons holding proof of beneficial ownership thereof as of the Record Date, such as a letter or account statement from a broker; (3) persons who have been granted legal proxies; and (4) such other persons that the Trust, in its sole discretion, may elect to admit.  All persons wishing to be admitted to a Meeting must present photo identification.  If you plan to attend a Meeting, please call us toll-free at (800) 421-4184.
Shareholders may request, without charge, additional copies of the Annual Report or any subsequent Semi-Annual Report by calling us, toll-free at (800) 421-4184, or by writing to Carillon Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742.
Important Notice Regarding the Availability of Proxy Materials for the Special Meetings of Shareholders to be Held on April 24, 2026, at 9:00 a.m., Eastern Time, and 9:30 a.m., Eastern Time, and Any Adjournments or Postponements Thereof:  This Proxy Statement and the accompanying Notice of Special Joint Meeting of Shareholders for each meeting are Available at https://vote.proxyonline.com/carillon/docs/proxy2026.pdf. On this website, you will also be able to access any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

PROPOSAL 1. – TO ELECT SEVEN (7) TRUSTEES (“TRUSTEES”) TO THE BOARD OF
TRUSTEES OF THE TRUST
All shareholders of the Trust will vote on Proposal 1 jointly.  In this Proposal, references to the “Funds” refer to both the Non-ETF Funds and the ETFs.
At a meeting held on December 9, 2025, and by written consent dated January 20, 2026, the Trustees who are not “interested persons” of the Trust, within the meaning of the 1940 Act (collectively, “Independent Trustees”), unanimously nominated, and recommended to shareholders the election of, three of the current Trustees and four new Trustees to the Board.  The four new nominees for Trustee are Camille Alexander, Arvind Rajan, PhD, Christopher Staples and Scott Weiner, PhD.  The three current Trustees are John Carter, Liana Marante, and Deborah L. Talbot, PhD.  In addition to the three current Trustees, Jerry A. Webman, PhD, currently serves as an Independent Trustee, but will reach the Board's mandatory retirement age and retire from the Board immediately following the meetings on May 20-21, 2026.  Accordingly, shareholders are not being asked to re-elect Dr. Webman in this Proxy Statement.
If shareholders elect the proposed four new nominees and re-elect the three current Trustees, the Trust’s Board will consist of eight Trustees, including Dr. Webman. Six of the nominees, as well as Dr. Webman, will be Independent Trustees, and one of the nominees will be deemed to be an “interested person” of the Trust, within the meaning of the 1940 Act (“Interested Trustee”).  Mr. Staples is deemed to be an Interested Trustee.  With respect to the ETF series of the Trust, each of the Independent Trustees is considered independent under the applicable rule of the exchange on which the ETF series are listed. The four new nominees for Trustee and the three current Trustees proposed for re-election are jointly referred to herein as the “Nominees.”
If elected by the shareholders, the election of Trustees will be effective immediately with respect to the current Trustees.  The new Trustees are expected to assume their roles no later than May 20, 2025.  If elected, each Trustee would serve as a Trustee for life unless he or she resigns, retires or is removed.  The Independent Trustees have adopted a Board Governance Policy that requires an Independent Trustee to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday, subject to any extension of this policy granted by the Board.  Although Mr. Staples is deemed to be an Interested Trustee, it is anticipated that he will become an Independent Trustee prior to his 76th birthday, and therefore will be subject to this provision of the Board Governance Policy as well.  The Independent Trustees have sought to sustain a Board with members that have backgrounds and experiences that are diverse and relevant to the variety of tasks and issues that face a board of a mutual fund and exchange-traded fund complex.  Ms. Alexander, Drs. Rajan and Weiner and Mr. Staples were recommended by the Board’s Nominating Committee and nominated by the Independent Trustees for election at the Meeting.  Pertinent information about each Nominee as of January 21, 2026 is set forth below.
The persons named as proxies on the enclosed proxy card will vote “FOR” the election of each Nominee unless the shareholder specifically indicates on his or her proxy card a desire to withhold authority to vote for a Nominee.  Each Nominee has consented to be named in this Proxy Statement and has indicated a willingness to serve if elected.  Neither the Board nor management has any reason to believe that any Nominee will be unavailable for election.  However, if any of the Nominees should not be available for election, the persons named as proxies (or their substitutes) may vote for other persons in their discretion.
Dr. Talbot, Mr. Carter and Ms. Marante were previously elected by the shareholders of the Trust.  If a quorum is not achieved for the Trust, the current Trustees who were previously elected to the Board by shareholders will remain in office and still will be considered as having been elected by the shareholders of the Trust pursuant to their previous election.
The Trust is governed by the Board.  The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds’ investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the Funds.  The Board oversees the Trust’s officers and service providers, including Carillon Tower Advisers, Inc. (“Carillon Tower”), the investment adviser and administrator for the Funds, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the Funds’ Chief Compliance Officer, who reports regularly to the Board.  The Board also is assisted by the Funds’ independent auditor (who reports directly to the Funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Information Concerning Nominees
The Nominees are identified in the tables below, which provide information as to their principal occupations held during the last five years and present positions, including any affiliation with Carillon Tower, a principal underwriter or Raymond James Financial, Inc. (“RJF”), the parent company of Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust.  Information is provided below for each Nominee for election at Meeting 1.  The first section of the table lists information for each Nominee who is deemed to be an Interested Trustee.  Information for each Nominee who would be deemed an Independent Trustee appears in the second section of the table.  The address of each Nominee is 880 Carillon Parkway, St. Petersburg, FL 33716, and shareholders may contact them directly, individually or collectively as a Board, at such address.

Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships Held by Nominee
Interested Trustee
Christopher Staples (c) (1970) Nominee
Senior Vice President, Transamerica Asset Management since 2006; Lead Portfolio Manager, Transamerica Asset Management since 2007; Senior Director, Investments, Transamerica Asset Management since 2016; Vice President and Chief Investment Officer, Advisory Services, Transamerica Funds and Transamerica Series Trust since 2007; Vice President and Chief Investment Officer, Advisory Services, Transamerica Asset Allocation Variable Funds, 2007 – 2023; Vice President and Chief Investment Officer, Transamerica ETF Trust, 2017 – 2024; Trust Officer, Massachusetts Fidelity Trust Company 2010 – 2022; Registered Representative, Transamerica Financial Advisors, Inc., 2005 – 2025
		19	N/A
Independent Trustees
Camille Alexander, CFA® (1968) Nominee	Global Head of Sales and Distribution, BNY Advisors, 2021 –2023; President, Washington, D.C. Region, BNY Wealth, 2020 –2021; Senior Director, BNY Wealth, 2020; President’s Council Representative, CFA Institute, 2019 –2021; Co-Chair, US Society Advocacy Advisory Council, CFA Institute, 2016 - 2020	19
Independent Board Director and Audit Committee Chair, Schurz Communications (digital infrastructure company), since 2022; Investment Committee Member, American Psychological Association, since 2016; National Advisory Board Member, Community Renewal International, since 2013

John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	President, Carter Legal, PLLC; Special Counsel, Osprey Law Firm, PA 2015-2025; President, Global Recruiters of St. Petersburg 2012 – 2015; President and Chief Executive Officer, Transamerica Asset Management, Inc. 2006 – 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	19	Trustee, RiverNorth Funds since 2013 (11 funds)

Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships Held by Nominee
Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010	19	N/A
Arvind Rajan, PhD (1960) Nominee	Co-Founder and Managing Partner, Basis Point Global Solutions, LLC (investment and market research) since January 2020; International Chief Investment Officer/Head of Global and Macro, PGIM Fixed Income, 2011-2020; Head of Quantitative Research and Risk Management, Prudential Fixed Income, 2008-2011; Proprietary Trader, Citigroup, 2005-2008; Co-Head of Fixed Income Strategy/Global Head of Structured Credit Research, Citigroup, 2003-2005; Global Head of Emerging Markets Quantitative Research, Salomon Brothers/Citigroup, 1997-2003	19	N/A
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	19	N/A

Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships Held by Nominee
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)(d)	Chief Economist, OppenheimerFunds 2006 - 2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996 - 2009	19
Board of Trustees
since 2010, New
Jersey Law and
Education
Empowerment Project
(NJ LEEP);

Trustee and Investment
Committee Member
since 2015, Board
Treasurer and Finance
Committee Chair since
2022, Community
Service Society;

President, Board of
Managers, 275 W.
10th St.
Condominium since
2018

Scott Weiner, PhD (1972) Nominee	Global Head of Quantitative Solutions, Janus Henderson Investors, 2017 – May 2024; Managing Member, Oxbridge, LLC (executive coaching and education services), since 2024; Founder, Veterans on Wall Street, 2010	19

(a)
Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday, subject to any extension of this policy granted by the Board.  Accordingly, Dr. Talbot will retire from the Board following the November 2026 Board meeting.

(b)	“Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.
(c)
Mr. Staples is deemed to be an “interested person,” as defined by the 1940 Act, by virtue of his position with Transamerica Asset Management, Inc., certain of its affiliates, and certain registered investment companies for which it serves as investment adviser.  Mr. Staples will retire from these positions on February 5, 2026.

(d)	Dr. Webman will retire from the Board immediately following the meetings on May 20-21, 2026. Accordingly, shareholders are not being asked to re-elect Dr. Webman in this Proxy Statement.

Experience and Qualification of Nominees
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
Interested Trustee
Christopher Staples: Mr. Staples has extensive experience in the investment management business, including as a senior vice president, senior director, lead portfolio manager and chief investment officer for a global asset management firm and service as an officer of registered investment companies.

Independent Trustees
Camille Alexander: Ms. Alexander has extensive experience in the investment management business, including as global head of sales and distribution and regional president for an asset management firm, a portfolio manager for a number of registered investment companies, and as the head of the separately managed account business for an asset management firm. Ms. Alexander also has experience serving as an independent corporate board member and audit committee chair.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.
Liana Marante: Ms. Marante has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.
Arvind Rajan, PhD: Dr. Rajan has extensive experience in investment research and data as cofounder of an investment and markets research firm, international chief investment officer, head of global and macro investing and head of quantitative research and risk management at a global asset manager, and a proprietary trader, co-head of U.S. fixed income strategy, global head of structured credit research, global head of emerging markets quantitative research and strategy and mortgage researcher and modeler at a global investment bank.
Deborah L. Talbot, PhD: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
Jerry A. Webman, PhD: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board and investment committee member of several philanthropic organizations.
Scott Weiner, PhD: Dr. Weiner has extensive experience in the investment management business, including his roles as global head of quantitative solutions for a global asset management firm, lead portfolio manager for a number of exchange-traded funds, and author of a book on exchange-traded fund portfolio management.
Board Structure and Related Matters
The Board is responsible for and oversees the overall management and operations of the Trust and the Funds.  It establishes the major policies, reviews investments, and provides guidelines to Carillon Tower and others who provide services to the Funds.  Independent Trustees constitute at least three-quarters of the Board.  In addition, the Chair of the Board is an Independent Trustee.  The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the Funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the Funds in light of, among other factors, the asset size and nature of the Funds, the number of Funds overseen by the Board, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities, and that such structure allows for effective communication between the Trustees and Fund management and enhances the independent oversight of the Funds. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the Fund Complex.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of the presence of management and any Interested Trustees. The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board met four times during the most recent fiscal year. The Board held four regular meetings during the last fiscal year.  In addition, the Board held special meetings virtually following meetings of the Nominating Committee four times during the last fiscal year.  The Trust does not hold annual shareholder meetings and, therefore, does not have a policy with respect to Trustees’ attendance at such meeting.
The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the Trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.
Nominating Committee

The Board also has a Nominating Committee, consisting of Mr. Carter, Ms. Marante and Dr. Talbot, each of whom is an Independent Trustee, as well as Dr. Webman, an Independent Trustee who will retire from the Board immediately following the meetings on May 20-21, 2026.  If elected, it is expected that Ms. Alexander, Drs. Rajan and Weiner and Mr. Staples would also serve on the Nominating Committee; however, as an Interested Trustee, Mr. Staples would not participate in the nomination of other Independent Trustees. Each of the Trustees who serve on the Nominating Committee, and each of the new Trustee nominees who would serve on the Nominating Committee, other than Mr. Staples, is an Independent Trustee and, with respect to the exchange-traded fund (“ETF”) series of the Trust, independent under the applicable rule of the exchange on which the ETF series are listed.

The Nominating Committee’s primary responsibilities, as set forth in its charter, are to: (1) identify and recommend for nomination candidates to serve as Trustees who are Independent Trustees; and (2) evaluate and make recommendations to the full Board regarding potential Board candidates who are Interested Trustees. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a Fund. Shareholders can submit recommendations in writing to the attention of the Chair of the Nominating Committee at the address set forth above. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. Successful candidates must meet several other criteria as set forth in the Nominating Committee charter, which is attached as Appendix A to this Proxy Statement. The Nominating Committee met six times during the last fiscal year.
In proposing the new Trustee nominees, the Nominating Committee considered factors, including but not limited to, the general knowledge, background and experience of each nominee.  Specifically, the Nominating Committee considered whether the nominees possess a very high level of integrity, appropriate experience and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Nominating Committee also considered the extent to which a candidate possesses sufficiently diverse skill sets and characteristics that would contribute to the Board’s overall effectiveness.

The Nominating Committee may consider recommendations for potential candidates from any source, including Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Nominating Committee deems appropriate.  In determining potential candidates’ qualifications for Board membership, the Nominating Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.  Ms. Alexander, Drs. Rajan and Weiner and Mr. Staples were selected from a pool of potential candidates, including those recommended by members of the Board, legal counsel to the Independent Trustees and management.  The Nominating Committee may use a search firm or other sources to identify and evaluate Board candidates, but the determination of which candidates to recommend to the Board is at the discretion of the Nominating Committee.
As part of the nomination process, Ms. Alexander, Drs. Rajan and Weiner and Mr. Staples each provided extensive relevant background information and met with members of the Nominating Committee and other Board members.  In recommending the election of Ms. Alexander, Drs. Rajan and Weiner and Mr. Staples, and three of the current Trustees, the Nominating Committee noted the candidates’ appropriate background, experience, capabilities and integrity.
Audit Committee
The Board has an Audit Committee, currently consisting of Ms. Marante and Dr. Talbot, each of whom is an Independent Trustee, as well as Dr. Webman, an Independent Trustee who will retire from the Board immediately following the meetings on May 20-21, 2026. Ms. Marante serves as Chair of the Audit Committee and is the Funds’ designated Audit Committee Financial Expert.  If elected, it is expected that Ms. Alexander and Dr. Weiner would also serve on the Audit Committee.  Each of the Trustees who serve on the Audit Committee, and each of the new Trustee nominees who would serve on the Audit Committee, is an Independent Trustee and, with respect to the ETF series of the Trust, independent under the applicable rule of the exchange on which the ETF series are listed.  The primary responsibilities of the Audit Committee, as set forth in its charter, are to oversee and monitor the following activities on behalf of the Trust:  (1) the accounting and financial reporting policies and practices of the Trust; (2) the internal audit activities to the extent that they affect financial reporting; (3) the internal controls and procedures of service providers to the Trust to the extent that the Audit Committee deems appropriate; (4) the integrity, quality and objectivity of the financial statements of the Trust and the independent audit of those statements; (5) the independent auditors of the Trust, including their qualifications, independence and performance; (6) the process for reviewing the integrity and soundness of the Trust’s internal controls relating to financial reporting; (7) compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls relating to financial reporting and independent audits of the Trust’s financial statements; and (8) such other matters as the Board reasonably shall assign to the Audit Committee from time to time. The Audit Committee met four times during the last fiscal year.
Compliance Committee
The Board also has a Compliance Committee, currently consisting of Mr. Carter and Dr. Talbot, each of whom is an Independent Trustee. Mr. Carter serves as Chair of the Compliance Committee. If elected, it is expected that Dr. Rajan and Mr. Staples would also serve on the Compliance Committee. The primary responsibilities of the Compliance Committee, as set forth in its charter, are: to oversee the Trust’s compliance with all regulatory obligations arising under the applicable federal securities laws, rules and regulations and oversee management’s implementation and enforcement of the Trust’s compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.

Qualified Legal Compliance Committee
The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Ms. Marante and Dr. Talbot, each of whom is an Independent Trustee, as well as Dr. Webman, an Independent Trustee who will retire from the Board immediately following the meetings on May 20-21, 2026.  If elected, it is expected that Ms. Alexander, Drs. Rajan and Weiner and Mr. Staples would also serve on the Qualified Legal Compliance Committee.  The primary responsibilities of the Qualified Legal Compliance Committee, as set forth in its charter, are to:  (1) receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by an attorney of evidence of a material violation of applicable international or U.S. federal or state securities law, material breach of a fiduciary duty under international or U.S. federal or state law; or a similar material violation by the Trust or by any officer, director, employee, or agent of the Trust; (2) otherwise fulfill the responsibilities of a qualified legal compliance committee pursuant to Section 307 of the Sarbanes-Oxley Act of 2022 and the rules promulgated thereunder; and (3) perform such other duties as may be assigned to it, from time to time, by the Board. The Qualified Legal Compliance Committee meets as necessary, and did not meet during the last fiscal year.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds.  Carillon Tower, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds.  The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds.  The Board performs this risk management oversight directly and, as to certain matters, through its committees (described above) and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds.
In general, a Fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the Funds.  In addition, under the general oversight of the Board, Carillon Tower, the Funds’ subadvisers and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the Funds’ subadvisers.
The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Funds and other persons.  The Funds’ Chief Compliance Officer (“CCO”) and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management.  The Board also regularly receives reports from Carillon Tower and the Funds’ subadvisers with respect to the Funds’ investments.  In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the Funds, either directly or through Carillon Tower or the Funds’ CCO, on a periodic or regular basis.  At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program.  Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower, the Funds’ subadvisers, and the Funds’ principal underwriters in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the Funds’ subadvisers; (2) the Trust’s agreements with Carillon Fund Distributors, Inc. and Quasar Distributors, LLC, the Funds’ principal underwriters; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
The Trust’s Treasurer and Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters.  In addition, the Audit Committee receives regular reports from the Funds’ independent registered public accounting firm on internal control and financial reporting matters.  On an annual basis, the Independent Trustees meet with the Funds’ CCO to discuss matters relating to the Funds’ compliance program.
Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the Funds, the subadvisers or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each Fund’s goals.  As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Shareholder Communications
Shareholders may communicate with the Board (or individual Trustees serving on the Board) by sending written communications, addressed to the Board as a group or to any individual Trustee, to the Trust at 880 Carillon Parkway, St. Petersburg, Florida 33716.   The Trust will ensure that this communication (assuming it is properly marked care of the Board or care of a specific Trustee) is delivered to the Board or the specified Trustee, as the case may be.  The Secretary of the Trust may determine not to forward any letter that does not relate to the business of the Trust or a Fund.

Trustee Compensation
Effective January 1, 2026, each Independent Trustee of the Trust, and each Interested Trustee who is not an employee of Carillon Tower or its affiliates, receives an annual retainer of $127,000 and an additional fee of $8,000 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone. For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $35,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid by each Fund based on its average net assets. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer.
The following table shows the compensation earned by each Trustee during the fiscal year January 1, 2025, to December 31, 2025.

Total Compensation from the Carillon Series Trust Paid to Trustees(a)
Trustee Name	Aggregate Compensation from the Trust/Fund Complex(b)
John Carter	$175,000
Liana Marante	$175,000
Krishna K. Memani(c)	$116,250
Deborah L. Talbot, PhD	$190,000
Jerry A. Webman, PhD(d)	$155,000
(a) No compensation was paid to the Trustees for attendance at meetings of the Nominating Committee and Board held in connection with the identification and nomination of the Nominees.
(b) “Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.
(c) Mr. Memani received compensation from the Trust up to his resignation from the Board on September 6, 2025.
(d) Dr. Webman will retire from the Board immediately following the meetings on May 20-21, 2026. Accordingly, shareholders are not being asked to re-elect Dr. Webman in this Proxy Statement.
No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.
Trustee Share Ownership
None of Ms. Alexander, Drs. Rajan and Weiner or Mr. Staples owned equity securities of the Funds as of December 31, 2025.  The following table shows the amount of equity securities of the Funds owned by the Trustees as December 31, 2025.

	John Carter	Liana Marante	Deborah L. Talbot, PhD	Jerry A. Webman, PhD
Carillon Chartwell Mid Cap Value Fund	None	None	None	None
Carillon Chartwell Small Cap Fund	None	None	None	None
Carillon Chartwell Small Cap Growth Fund	None	$10,001-$50,000	$50,001-$100,000	None
Carillon Chartwell Small Cap Value Fund	None	None	None	None
Carillon Chartwell Real Income Fund	None	$50,001-$100,000	None	None
Carillon Chartwell Short Duration High Yield Fund	None	None	None	None
Carillon ClariVest Capital Appreciation Fund	$10,001-$50,000	Over $100,000	Over $100,000	None
Carillon ClariVest International Stock Fund	$10,001-$50,000	$50,001-$100,000	Over $100,000	None
Carillon Eagle Growth & Income Fund	$10,001-$50,000	None	Over $100,000	Over $100,000
Carillon Eagle Mid Cap Growth Fund	$10,001-$50,000	None	None	$10,001-$50,000
Carillon Eagle Small Cap Growth Fund	$10,001-$50,000	None	None	None
Carillon Scout Mid Cap Fund	None	None	None	None
Carillon Reams Core Bond Fund	None	None	None	$10,001-$50,000
Carillon Reams Core Plus Bond Fund	$10,001-$50,000	None	None	None
Carillon Reams Unconstrained Bond Fund	None	None	None	None
RJ Chartwell Premium Income ETF (a)	N/A	N/A	N/A	N/A
RJ Eagle Municipal Income ETF	None	None	None	None
RJ Eagle Vertical Income ETF	None	$10,001-$50,000	None	None
RJ Eagle GCM Dividend Select Income ETF	None	$10,001-$50,000	$10,001-$50,000	None
Aggregate Dollar Range of Securities in the Trust (a)	Over $100,000	Over $100,000	Over $100,000	Over $100,000
(a) RJ Chartwell Premium Income ETF has not commenced operations as of the date of this Proxy Statement.
The Trustees, nominees for Trustee and officers of the Trust, as a group, own less than 1% of each class of any Fund’s shares outstanding.
Interest in the Adviser
As of the past five years ended June 30, 2025, no Nominee deemed to be an Independent Trustee, or any immediate family member of such a Nominee, had any direct or indirect interest in:  (i) the Funds’ investment adviser, suabadvisers or distributor or (ii) any person (other than a registered investment company or series thereof) directly or indirectly controlling, controlled by, or under common control with the investment adviser or distributor.

Officers
The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with Carillon Tower, a principal underwriter or Raymond James Financial, Inc. (“RJF”), the parent company of Carillon Tower. The address of each Officer is 880 Carillon Parkway, St. Petersburg, FL 33716, and shareholders may contact them directly at such address.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Susan L. Walzer (1967)

President since March 2021
(Carillon Series Trust)

Principal Executive Officer since 2017
(Carillon Series Trust)

Principal Executive Officer from 2011 to 2017
(Eagle Family of Funds)

Director of Carillon Tower (also d/b/a Raymond James Investment Management), since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Chartwell Investment Partners, LLC, since 2022; Director of Carillon Fund Distributors, Inc., since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Carillon Tower (also d/b/a Raymond James Investment Management), since 2018.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)	Vice President of Fund Administration, Carillon Tower (also d/b/a Raymond James Investment Management), since 2018.
Javier Alvarez (1984) Chief Compliance Officer and Secretary since 2025 (Carillon Series Trust)
Vice President of Compliance, RJF, since 2022; Chief Compliance Officer, Eagle Asset Management, Inc., since 2022; Chief Compliance Officer, ClariVest Asset Management LLC, since 2024; Director of Compliance, Carillon Tower (also d/b/a Raymond James Investment Management), 2018-2022; Registered Representative, Carillon Fund Distributors, Inc., since 2018; Registered Representative, Raymond James & Associates, Inc., since 2022.

(a)          Officers each serve one year terms.
Vote Required and Board's Recommendation
Election of each nominee as a Trustee requires the vote of a plurality of the votes cast at Meeting 1 in person or by proxy by all shares of the Trust, provided that a quorum is present.  Shareholders who vote FOR the Proposal will vote FOR each Nominee.  Those shareholders who wish to withhold their vote on any specific Nominee(s) may do so on the proxy card.
The Board unanimously recommends that shareholders vote “FOR” the election of each Nominee as set forth in the Proposal.

PROPOSALS 2A. THROUGH 2H. – TO APPROVE THE AMENDMENT OF EACH FUND’S FUNDAMENTAL INVESTMENT POLICIES
Shareholders of each Non-ETF Fund will vote separately, as a Fund, on each of Proposals 2A. through 2H, and shareholders of each class of a Non-ETF Fund will vote together.  In this Proposal, references to the “Funds” refer to the Non-ETF Funds only.
The purpose of Proposals 2A. through 2H. is to approve amendments the fundamental investment policies of the Funds.  The ETFs adopted the fundamental investment policies proposed below at their inception.
The Funds have been split into two groups, Group 1 and Group 2, based their current fundamental investment policies. To the extent that there are differences in fundamental investment policies between certain of the Funds within Groups 1 and 2, the Funds have been further divided into sub-groups to reflect such differences. Groups 1 and 2 along with their sub-groups are defined below.
Group 1: Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund
Group 1A: Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund and Carillon Chartwell Short Duration High Yield Fund
Group 1B: Carillon Chartwell Real Income Fund and Carillon Chartwell Mid Cap Value Fund
Group 2: Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Chartwell Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund
Group 2A: Carillon ClariVest International Stock Fund
BACKGROUND AND RATIONALE
The 1940 Act, requires registered investment companies, such as the Funds, to have specific investment policies governing certain investment activities that can only be changed with shareholder approval. Investment companies may also elect to designate other policies as policies that may be changed only with a shareholder vote. Both types of policies are often referred to as “fundamental investment policies.”
Many of the Funds’ current fundamental investment policies were initially drafted a number of years ago based on then-current standards or regulatory requirements. With the passage of time, these restrictions may have become outdated, may no longer be consistent with industry practices, may unnecessarily restrict the flexibility of a Fund in pursuing its investment objectives and strategies, or may present unnecessary compliance obligations. Proposals 2A. through 2H. would modernize each Fund’s fundamental investment polices to afford each Fund greater flexibility in pursuing its investment objective and strategy, and to adapt to any future changes to applicable law or regulation without incurring the cost of shareholder approval, provided there is compliance with limitations imposed by applicable law.  Proposals 2A. through 2H. would also align the fundamental investment policies of the Funds with one another and those of the ETFs, which may result in operational efficiencies in the oversight of the Funds’ compliance with their fundamental investment policies and, subject to the satisfaction of certain other conditions, make it easier for the Funds and ETFs to engage in future reorganizations and Fund to ETFs conversions without the expense of a shareholder vote.
The proposed fundamental investment policies reference compliance with the applicable 1940 Act requirements or other law, as applicable, rather than setting forth the specific requirements of the law. Each proposed fundamental investment policy is structured in this manner to enable a Fund’s operation in compliance with applicable legal requirements while providing the flexibility for a Fund’s practices to change if the corresponding legal requirements are modified in the future, without the need for shareholders to take further action with respect to a policy. In addition, the proposed fundamental policies are intended to incorporate any rules promulgated under the 1940 Act, and any interpretations or modifications by the Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including exemptive or other relief or permission from the SEC, SEC staff or other authority consistent with the law.
Each Proposal relates to a specific fundamental investment policy. Shareholders of each Fund are being asked to vote separately on each Proposal. No Proposal to amend any fundamental investment policy is contingent upon the approval of any other Proposal. As a result, it may be the case that certain of the Funds’ fundamental investment policies will be amended while others will not. If a Proposal is approved by shareholders at Meeting 2, the proposed change to that fundamental investment policy will take effect as soon as reasonably practicable.  If shareholders do not approve a Proposal, the current fundamental investment policy contained in that Proposal will remain in effect.
Carillon Tower has advised the Board that adoption of the proposed fundamental investment policies outlined in Proposals 2A. through 2H. is not expected to affect materially the manner in which any Fund’s investment program is conducted, as reflected in the Fund’s current prospectus and statement of additional information. Any material changes to the management of a Fund in the future will require consideration by the Board and disclosure in the Fund’s prospectus or statement of additional information, as appropriate.

The percentage limitations included in this policy apply at the time of purchase of securities. Unless otherwise required by the 1940 Act (as is the case with borrowing), a later change in percentage resulting from changes in the value of a Fund’s assets or in total or net assets of a Fund will not be considered a violation of the restriction and the sale of securities will not be required.
Further information regarding the specific rationale for the proposed change of each fundamental investment policy is set forth below.
Proposal 2A.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Issuing Senior Securities
The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to issuing senior securities.
Group 1A Current Fundamental Investment Policy with Respect to Issuing Senior Securities:
No fund may issue senior securities, borrow money or pledge its assets, except that (i) the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Group 1B Current Fundamental Investment Policy with Respect to Issuing Senior Securities:
No fund may issue senior securities, borrow money or pledge its assets, except that (i) each fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Group 2 Current Fundamental Investment Policy with Respect to Issuing Senior Securities:
The funds may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Proposed Fundamental Investment Policy with Respect to Issuing Senior Securities:
The funds may issue senior securities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Rationale for Proposal 2A.
All investment companies are required to have a fundamental policy regarding the issuance of senior securities. The 1940 Act prohibits an open-end investment company from issuing any class of senior security or selling any class of senior security of which it is the issuer, except that the investment company may borrow from a bank provided that immediately after any such borrowing there is asset coverage of at least 300% for all of its borrowings.  Rule 18f-4 under the 1940 Act allows a fund to engage in certain types of transactions (such as short sales, buying and selling financial futures contracts and other derivative instruments and selling put and call options) notwithstanding the 1940 Act prohibition and deems certain when issued, forward-settling and non-standard settlement cycle securities transactions not to involve a senior security, subject to compliance with the conditions of Rule 18f-4.
The current fundamental investment policies for Groups 1A and 1B combine the restrictions with respect to issuing senior securities and borrowing money. However, such policies are identified separately in the 1940 Act. Accordingly, the Trust believes that separating these policies avoids any confusion and appropriately separates each fundamental investment policy. Although the current fundamental investment policies reflect that the restrictions shall not prohibit the Group 1A and Group 1B Funds from engaging in options transactions or short sales, or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements, and the proposed fundamental investment policy does not, the existing fundamental policies for Group 1A and Group 1B Funds are consistent with the proposed policy because the 1940 Act does not currently impose any such restrictions of this sort, other than the asset coverage requirement, other than as set forth in Rule 18f-4.
The current fundamental investment policy for Group 2 is the same as the proposed fundamental investment policy, though it is worded slightly differently.
While the current fundamental investment policies for Groups 1A and 1B, and Group 2, are consistent with applicable 1940 Act requirements and SEC staff interpretations thereunder, the proposed fundamental investment policy would remove the current prohibition on the issuance of senior securities and provide the Funds with the flexibility to issue senior securities to the extent permitted by the 1940 Act and Rule 18f-4 and comply with any future changes to the 1940 Act and the rules and regulations thereunder, without the need for shareholders to take further action with respect to this policy. The proposed fundamental investment policy also would permit the Funds to issue senior securities to the extent permitted by any applicable exemptive order that a Fund may obtain in the future, or any interpretation, without the need for shareholders to take further action with respect to this policy. Additionally, the proposed investment policy would align the investment policy with respect to senior securities across the Funds and the ETFs.

Proposal 2B.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Borrowing
The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to borrowing.
Group 1A Current Fundamental Investment Policy with Respect to Borrowing:
No fund may issue senior securities, borrow money or pledge its assets, except that (i) the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Group 1B Current Fundamental Investment Policy with Respect to Borrowing:
No fund may issue senior securities, borrow money or pledge its assets, except that (i) each fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
Group 2 Current Fundamental Investment Policy with Respect to Borrowing:
The funds may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Proposed Fundamental Investment Policy with Respect to Borrowing:
The funds may borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Rationale for Proposal 2B.
All investment companies are required to have a fundamental policy regarding the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Borrowing may cause the value of a Fund’s shares to be more volatile than if the Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings.
The current Group 1A and Group 1B fundamental investment policies combine the restrictions with respect to issuing senior securities and borrowing money. However, such policies are identified separately in the 1940 Act. Accordingly, the Trust believes that separating these policies avoids any confusion and appropriately separates each fundamental investment policy.
Currently, Group 1A Funds may borrow money in an amount consistent with 1940 Act requirements.  However, the current fundamental investment policy for Group 1B is more restrictive than applicable 1940 Act restrictions limiting a Fund to borrowing in an amount not exceeding 5% of its net assets. The proposed amendment to the investment policy regarding borrowing will permit both Group 1A and Group 1B Funds the flexibility to borrow to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, rather than stating percentage limitations expressed under current applicable law.  In addition, the current fundamental investment policies regarding borrowing for Groups 1A and 1B refer to a prohibition on the Funds’ ability to pledge their assets other than in accordance with their current fundamental investment policy, which is not required by the 1940 Act. The proposed fundamental investment policy would eliminate any questions regarding the Funds’ ability to pledge their assets.
Although the current fundamental investment policies for Groups 1A and 1B reflect that the restrictions shall not prohibit the Funds from engaging in options transactions or short sales, or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements, and the proposed fundamental investment policy does not, existing fundamental policies for Group 1A and Group 1B Funds are consistent with the proposed policy because the 1940 Act does not impose any such restrictions of this sort, other than the asset coverage requirement.
The current fundamental investment policy for Group 2 is the same as the proposed fundamental investment policy, though it is worded slightly differently.
While the current fundamental investment policies for Groups 1A and 1B, and Group 2, are consistent with, or more restrictive than, applicable 1940 Act requirements and SEC staff interpretations thereunder, the proposed fundamental investment policy would remove the current prohibition on borrowing and provide the Funds with the flexibility to borrow money, including through reverse repurchase agreements and similar financing transactions that the Fund has not otherwise elected to treat as derivatives for purpose of Rule 18f-4 under the 1840 Act, to the extent permitted by the 1940 Act and comply with any future changes to the 1940 Act and the rules and regulations thereunder, without the need for shareholders to take further action with respect to this policy.  The proposed fundamental investment policy also would permit the Funds to borrow money to the extent permitted by any applicable exemptive order that a Fund may obtain in the future, or any interpretation, without the need for shareholders to take further action with respect to this policy. Additionally, the proposed investment policy would align the investment policy with respect to borrowing across the Funds and the ETFs.

Proposal 2C.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Commodities
The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to commodities.
Group 1A Current Fundamental Investment Policy with Respect to Commodities:
No fund may purchase or sell commodities or commodity futures contracts (although the fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).
Group 1B Current Fundamental Investment Policy with Respect to Commodities:
No fund may purchase or sell commodities or commodity futures contracts, puts, calls and straddles.
Group 2 Current Fundamental Investment Policy with Respect to Commodities:
The funds may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.
Proposed Fundamental Investment Policy with Respect to Commodities:
The funds may purchase or sell commodities to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Rationale for Proposal 2C.
All investment companies are required to have a fundamental policy regarding the purchase and sale of commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.
The current fundamental investment policies for the Funds generally prohibit the Funds from purchasing or selling commodities or commodities contracts, subject to certain exceptions that are enumerated in the policies for Group 1 A and Group 2 Funds. The fundamental policy for Group 1B Funds does not include any exceptions to this prohibition. The proposed fundamental policy would provide the Funds with the flexibility to invest in commodities by removing the prohibition on the purchase of commodities and the list of permissible investments for Group 1A and Group 2 Funds and permitting the Funds to purchase and sell commodities to the extent permitted by 1940 Act, any future changes to the 1940 Act and the rules and regulations thereunder, without the need for shareholders to take further action with respect to this policy.  The proposed fundamental investment policy also would permit the Funds to purchase commodities consistent with any applicable exemptive order that a Fund may obtain in the future, or any interpretation, without the need for shareholders to take further action with respect to this policy. Additionally, the proposed investment policy would align the investment policy with respect to commodities across the Funds and the ETFs.
Proposal 2D.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Industry Concentration

The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to industry concentration.
Group 1 Current Fundamental Investment Policy with Respect to Industry Concentration:
No fund may invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities).

Group 2 Current Fundamental Investment Policy with Respect to Industry Concentration:
Except for any fund that is “concentrated” in an industry or group of industries within the meaning of the 1940 Act, the funds may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Group 2A Current Fundamental Investment Policy with Respect to Industry Concentration
The fund may not purchase the securities of any issuer (other than tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of the political subdivisions of the aforementioned entities, as well as securities of other investment companies that provide exposure to such entities and pay “exempt interest dividends”) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.
Proposed Fundamental Investment Policy with Respect to Industry Concentration:
Except as otherwise permitted by the 1940 Act or any applicable law, rule, order or interpretation, the funds may not purchase any security if, as a result of that purchase, more than 25% of their total assets would be invested in securities of issuers within the same industry or group of industries.
Rationale for Proposal 2D.
All investment companies are required to have a fundamental policy regarding the extent to which the fund intends to concentrate its investments in a particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding certain types of securities) constitutes concentration. It is possible that this interpretation of concentration could change in the future. If the SEC staff’s interpretation of concentration were to change from its current position, the Funds would not be able to change their investment restrictions with respect to concentration without seeking shareholder approval.
The current Group 1 fundamental investment policy excludes securities issued by the U.S. Government, its agencies or instrumentalities, whereas the Group 2 fundamental investment policy excludes tax-exempt securities issued or guaranteed by the U.S. Government, U.S. states, District of Columbia, U.S. territories and possessions, and any of their political subdivisions, and the Group 2A fundamental policy would further exclude securities of other investment companies that provide exposure to such entities and pay “exempt interest dividends.”
The proposed fundamental investment policy is more flexible, as does not state a percentage limitation and would eliminate the list of specific exceptions for each group of Funds, instead permitting the Funds to exclude securities as set forth in the 1940 Act or any applicable law, rule, order or interpretation. Accordingly, the proposed fundamental investment policy would provide the Funds with the flexibility to take advantage of any future changes in the interpretation of “concentration” under the 1940 Act, any changes to the 1940 Act or any other applicable law, any rules thereunder, or any exemptive order that the Funds may obtain, without the need for shareholders to take further action with respect to this policy. Additionally, the proposed investment policy would align the investment policy with respect to industry concentration across the Funds and the ETFs.
Proposal 2E.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Diversification
The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to diversification.
Group 1 Current Fundamental Investment Policy with Respect to Diversification:
No fund may with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
Group 2 Current Fundamental Investment Policy with Respect to Diversification:
Except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, each fund may not with respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, and securities of other investment companies) if, as a result, (a) more than 5% of a fund’s total assets would be invested in the securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer.

Proposed Fundamental Investment Policy with Respect to Diversification:
The funds may not make any investment inconsistent with their classification as a “diversified company”, as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.
Rationale for Proposal 2E.
All investment companies are required to have a fundamental policy regarding diversification. Each of the Group 1 and Group 2 Funds is currently classified as a “diversified” fund under the 1940 Act. To be classified as “diversified” under the 1940 Act, at least 75% of a fund’s total assets must be represented by (i) cash and cash items (including receivables), (ii) Government securities, (iii) securities of other investment companies; and (iv) securities of other issuers, provided that the investment represented by securities of any one issuer does not exceed 5% of the total assets of a fund or 10% of the voting stock of the issuer. A “non-diversified” fund may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund.
The current and proposed fundamental investment policies are substantially the same. However, unlike the current fundamental investment policy for Group 1 Funds, the proposed fundamental investment policy reflects the exclusion of securities of other investment companies, which more closely aligns with the 1940 Act. The current fundamental policies state the specific requirements for a Fund to be classified as “diversified” under the 1940 Act, whereas the proposed fundamental investment policy, by including the clause “as defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff,” would provide the Funds with the flexibility to comply with any future changes to the 1940 Act, the rules and regulations thereunder, and any applicable interpretations or applications without the need for shareholders to take further action with respect to this policy. Additionally, the proposed investment policy would align the investment policy with respect to diversification across the Funds and the ETFs.
Proposal 2F.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Loans
The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to loans.
Group 1 Current Fundamental Investment Policy with Respect to Loans:
No fund may make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the fund’s net assets.
Group 2 Current Fundamental Investment Policy with Respect to Loans:
The funds may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
Proposed Fundamental Investment Policy with Respect to Loans:
The funds may make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Rationale for Proposal 2F.
All investment companies are required to have a fundamental policy regarding making loans to others. The 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements.  A lending fund must receive from the borrower collateral at least equal in value to the loaned securities, marked to market daily.
The current Group 1, Group 2 and proposed investment policies are substantially the same, though the Group 1 policy states the applicable 1940 Act requirements.  The proposed fundamental investment policy provide the Funds with the flexibility to comply with any future changes to the 1940 Act, the rules and regulations thereunder and any applicable exemptive order, or interpretation, without the need for shareholders to take further action with respect to this policy.  Any use of such loans is or would be disclosed in a Fund’s prospectus or statement of additional information.  Additionally, the proposed fundamental investment policy would align the investment policy with respect to diversification across the Funds and the ETFs.
Proposal 2G.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Real Estate
The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to real estate.

Group 1 Current Fundamental Investment Policy with Respect to Real Estate:
No fund may purchase or sell real estate or interests in real estate or real estate limited partnerships (although the fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”).
Group 2 Current Fundamental Investment Policy with Respect to Real Estate:
The funds may not purchase or sell real estate, except that, to the extent permitted by applicable law, the funds may (1) invest in securities or other instruments directly or indirectly secured by real estate, and (2) invest in securities or other instruments issued by issuers that invest in real estate.
Proposed Fundamental Investment Policy with Respect to Real Estate:
The funds may purchase or sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation.
Rationale for Proposal 2G.
All investment companies are required to have a fundamental policy regarding the purchase and sale of real estate. The 1940 Act does not prohibit a fund from owning real estate or investing in real estate mortgage loans; however, a fund is limited in the amount of illiquid assets it may purchase by Rule 22e-4 under the 1940 Act. Investing in real estate may involve risks, including that real estate may be considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.
Under their current investment policies, the Funds have flexibility to make certain similar real estate-related investments that are carved out as exceptions, although the language regarding these permissible exceptions varies among the Group 1 and Group 2 Funds. The proposed investment policy would allow the Group 1 and Group 2 Funds to invest in a potentially greater universe of real estate-related investments than their current policies by permitting the Funds to purchase and sell real estate or any interest therein to the extent permitted by the 1940 Act or any applicable law, rule exemptive order or related interpretation.  Consistent with the ETFs, the Funds do not intend to buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, other than (i) securities or other instruments backed by real estate or interests in real estate, (ii) securities or other instruments of issuers or entities that deal in real estate or are engaged in the real estate business, (iii) real estate investment trusts (REITs) or entities similar to REITs formed under the laws of non-U.S. countries or (iv) real estate or interests in real estate acquired through the exercise of its rights as a holder of securities secured by real estate or interests therein.  Any such investments are or would be disclosed in a Fund’s prospectus or statement of additional information.  Additionally, the proposed investment policy would align the investment policy with respect to real estate across the Funds and the ETFs.
Proposal 2H.—To Approve the Amendment of each Fund’s Fundamental Investment Policy with Respect to Underwriting
The Board of the Trust recommends that shareholders of the Funds approve an amendment of the fundamental investment policy with respect to underwriting.
Group 1 Current Fundamental Investment Policy with Respect to Underwriting:
No fund may act as underwriter, except to the extent the fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio.
Group 2 Current Fundamental Investment Policy with Respect to Underwriting:
The funds may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.
Proposed Fundamental Investment Policy with Respect to Underwriting:
The funds may not underwrite securities issued by others, except to the extent that the funds may be deemed an underwriter under certain securities laws in purchasing or disposing of portfolio securities or in connection with investments in other investment companies.
Rationale for Proposal 2H.
All  investment companies are required to have a fundamental policy regarding the extent to which the fund may engage in the business of underwriting securities issued by others. Under the federal securities laws, a person may be deemed to be an “underwriter” if the person purchases securities from another issuer with the intention of reselling such securities to the public. However, a fund may purchase securities (such as restricted securities) in a private transaction for investment purposes and later resell such securities to institutional or other investors. In these circumstances, a fund may be considered to be within the technical definition of an underwriter under the federal securities laws notwithstanding the fact that the fund does not hold itself out as being engaged in the business of underwriting.

The current Group 1, Group 2, and proposed fundamental investment policies are substantially the same. In each case, the fundamental investment policy prohibits a Fund from underwriting securities. However, the Group 2 policy states that a Fund would not be considered an underwriter with respect to the disposition of restricted securities and investments in other investment companies, and the proposed fundamental investment policy states that a Fund would not be considered an underwriter in connection with the purchase and disposition of portfolio securities, which may include restricted securities, and investments in other investment companies. Accordingly, the proposed fundamental investment policy would provide more flexibility to both Group 1 and Group 2 Funds. The proposed fundamental investment policy also defines underwriter in accordance with “certain securities laws,” which would allow the Funds greater flexibility to comply with any future changes in the securities laws beyond the Securities Act of 1933, as amended, and the rules and regulations thereunder. Additionally, the proposed investment policy would align the investment policy with respect to underwriting across the Funds and the ETFs.
Vote Required and Board’s Recommendation
Approval of each of Proposals 2A. through 2H. requires the affirmative vote of the lesser of (a) 67% of the a Fund’s shares present at Meeting 2, if the holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a Fund’s outstanding shares. Proposals 2A. through 2H. are not contingent upon one another. Therefore, if shareholders do not approve a Proposal, the current fundamental investment policy contained in that Proposal will remain in effect.
THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE TRUST’S INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” PROPOSALS 2A. THROUGH 2H.

VOTING INFORMATION
Record Date and Outstanding Shares
Only shareholders of the applicable Funds at the close of business on the Record Date (January 30, 2026) are entitled to notice of and to vote at the meeting and any postponement or adjournment thereof.  Each share of beneficial interest (each, a “Share”) will be entitled to one vote at a Meeting and fractional Shares will be entitled to proportionate fractional votes.
With respect to Proposal 1, all shareholders of the Trust will vote on Proposal 1 jointly as a single class.  There shall be no cumulative voting for the election of the Nominees.  With respect to Proposals 2A. through 2H., approval at Meeting 2 will be determined separately for each affected Non-ETF Fund, and shareholders of each class of each Non-ETF Fund will vote together.  The approval of Proposals 2A. through 2H. for a Non-ETF Fund is not contingent upon the approval of Proposals 2A. through 2H. for any other Non-ETF Fund.
If you are a shareholder of more than one Fund, you may receive a separate proxy card with respect to each Fund in which you hold shares.  Please vote each proxy card.
The aggregate number of outstanding shares of the Funds, and of each class of a Fund, as applicable, as of the Record Date is set forth in Appendix B.
As of the Record Date, the Trust is not aware of any person or “group” owning beneficially or of record more than 5% of the Funds’ Shares, except as provided in Appendix C.  The Trustees, nominees for Trustee and officers of the Funds, as a group, owned less than 1% of each class of each Fund's outstanding Shares as of the Record Date.
Solicitation and Revocation of Proxies
This solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card for each of Meeting 1 and Meeting 2.  Supplementary solicitations may be made by mail, telephone, electronic communications, personal contact or otherwise by officers of the Trust, employees of Carillon Tower or by EQ Fund Solutions, LLC (“EQ”), our proxy solicitor.  The approximate mailing date of the Notice of Special Joint Meeting of Shareholders for each of the Meeting 1 and Meeting 2, this Proxy Statement and the proxy card(s) for each of Meeting 1 and Meeting 2 is [February 6], 2026.
If the enclosed proxy card(s) is executed properly and returned, Shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy.  You may revoke your proxy at any time prior to its use at a Meeting by submitting a letter of revocation showing your name and account number or a properly executed, later-dated proxy card delivered to Susan L. Walzer, President, Carillon Family of Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716, or delivered to her at the applicable Meeting, or by using the electronic means provided to you by the proxy solicitor, or by attending the applicable Meeting and voting in person.  Attendance by a shareholder at a Meeting does not, by itself, revoke a proxy. If you hold your Shares in street name, please contact your broker, bank or other nominee if you wish to revoke your proxy.  If you date, sign and return the proxy but give no voting instructions, your Shares will be voted FOR the Proposal set forth in the applicable preceding notice and described in this Proxy Statement.  Proxies will also vote in their discretion upon such other matters as may properly come before the applicable Meeting.
The Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2024 has previously been mailed to shareholders.  Shareholders may request, without charge, additional copies of the Annual Report or any subsequent Semi-Annual Report by calling us, toll-free at (800) 421-4184, or by writing to Carillon Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742.  Copies of the Annual and Semi-Annual Reports to Shareholders of the Trust are also available on the Trust’s website at https://funddocs.filepoint.com/carillon/ and on the Electronic Data Gathering and Retrieval System (EDGAR) database on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.
Quorum, Adjournment and Voting Requirements
With respect to Proposal 1, the presence at the Meeting, in person or by proxy, of one-third of the Trust’s Shares is required for a quorum.  With respect to Proposals 2A. through 2H., the presence, in person or by proxy, of one-third of the Shares of each Non-ETF Fund entitled to vote at Meeting 2 will constitute a quorum.  Such a quorum must be present for the transaction of business with respect to the applicable Proposal.  The applicable Meeting may be adjourned by action of the chairman of the Meeting with respect to one or more matters, whether or not a quorum is present with respect to such matter(s).  Any adjourned meeting may be held without the necessity of a further notice if the date, time and place of the adjourned meeting were announced at the time of the adjournment and the adjourned meeting is held within a reasonable time after the date set for the original meetings.  At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.  A shareholder vote may be taken with respect to one or more proposals, and by one or more Non-ETF Funds, prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.
Approval of Proposal 1 requires a plurality vote of the Trust’s Shares cast in person or by proxy.  Each nominee will be elected as a Trustee if he or she receives a plurality of the votes cast, when a quorum is present.  A vote of a “plurality” of votes cast means that a nominee would only need to receive more “yes” votes than a competing candidate to be elected to the Board.  Since each nominee is running unopposed, each nominee effectively needs only one vote to be elected if a quorum is present at Meeting 1.  The approval of any nominee is not contingent on the approval of the other nominees.  There shall be no cumulative voting for the election of the Nominees.

Proposals 2A. through 2H. with respect to each Non-ETF Fund must be approved by the affirmative vote of the lesser of: (a) 67% of a Non-ETF Fund’s Shares present at Meeting 2, if the holders of more than 50% of that Non-ETF Fund’s outstanding Shares are present in person or represented by proxy; or (b) more than 50% of that Non-ETF Fund’s outstanding Shares. Approval of Proposals 2A. through 2H. will be determined separately for each Non-ETF Fund.
Abstentions and “broker non-votes” (i.e., Shares held by brokers, banks or other nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power on a particular matter or (ii) the broker or nominee returns the proxy but expressly declines to vote on a particular matter) will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast.  Therefore, abstentions and broker non-votes will have no effect on the outcome of a vote for Proposal 1, and will effectively have the effect of a vote against Proposals 2A. through 2H.
OTHER BUSINESS
The Board does not intend to present any other business at the Meetings, and the Manager knows of no business to be presented to the Meetings, other than the matters set forth in this Proxy Statement.  If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy card will vote thereon according to their best judgment and in the best interests of the Funds.
ADDITIONAL INFORMATION
Investment Adviser, Subadviser and Other Service Providers
Investment Adviser and Administrator. Carillon Tower, 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as the investment adviser and administrator to the Funds. RJF owns all shares of stock of Carillon Tower. Carillon Tower was founded in 2014.
Subadvisers. ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company that offers subadvisory services and is a registered investment adviser. ClariVest provides subadvisory services to Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund. Information as to the officers and directors of ClariVest is included in the current Form ADV filed with the SEC (File No. 801-66386). Eagle (as defined below) owns all shares of stock of ClariVest.
Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Florida corporation and a registered investment adviser that offers subadvisory services. Eagle provides subadvisory services to Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, RJ Eagle Municipal Income ETF, RJ Eagle Vertical Income ETF, and RJ Eagle GCM Dividend Select Income ETF. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343). RJF owns all shares of stock of Eagle.
Scout Investments, Inc. (“Scout Investments”), 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, is a Missouri corporation and a registered investment adviser that offers investment advisory and subadvisory services. Scout Investments provides subadvisory services to Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout Mid Cap Fund and Carillon Reams Unconstrained Bond Fund. Information as to the officers and directors of Scout Investments is included in its current Form ADV filed with the SEC (File No. 801-60188). RJF owns all shares of stock of Scout Investments.
Chartwell Investment Partners (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a Pennsylvania limited liability company and SEC registered investment adviser that offers subadvisory services to open-end and closed-end funds as well as investment advisory services to institutional and high net worth clients. Chartwell provides subadvisory services to Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Fund, Carillon Chartwell Small Cap Growth Fund, Carillon Chartwell Small Cap Value Fund, Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund and RJ Chartwell Premium Income ETF. Information as to the officers and directors of Chartwell is included in the current Form ADV filed with the SEC (File No. 801-54124). RJF owns all shares of stock of Chartwell.
Tidal Investments LLC (“Tidal”), 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204 is a Florida limited liability corporation and SEC registered investment adviser that offers investment advisory and subadvisory services. Tidal provides subadvisory services to RJ Chartwell Premium Income ETF and RJ Eagle GCM Dividend Select Income ETF. Information as to the officers and directors of Tidal is included in its current Form ADV filed with the SEC (File No. 801-76857).
Principal Underwriters and Distributors. Carillon Fund Distributors, Inc. (“CFD”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a principal underwriter for the Non-ETF Funds. Eagle owns all shares of stock of CFD.  CFD is an indirect wholly-owned subsidiary of Carillon Tower.
Quasar Distributors, LLC, 190 Middle Street, Suite 301, Portland, ME 04101, is a principal underwriter for the ETFs.

Other Services. U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“USBFS”), with its principal place of business at 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, is the transfer and dividend disbursing agent, fund accountant and shareholder servicing agent for the Funds. In addition, Carillon Tower has entered into a sub-administration agreement with USBFS, pursuant to which USBFS provides the Fund certain financial reporting and tax services.
U.S. Bank National Association (“U.S. Bank”), 1555 North RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as the custodian of each Funds’ assets. U.S. Bank also serves as the Funds’ securities lending agent and provides portfolio accounting and certain other services for the Funds.
INFORMATION ON THE TRUST’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Audit Committee, composed of Independent Trustees, appointed PricewaterhouseCoopers LLP (“PwC”), 4040 West Boy Scout Blvd., Suite 1000, Tampa, Florida 33607, as the independent registered certified public accounting firm to each Fund for the fiscal year ended December 31, 2025.  PwC is subject to annual appointment by the Audit Committee.  PwC conducts an annual audit of each Fund’s financial statements and performs tax and accounting advisory services.  The Audit Committee will consider the appointment of the independent registered certified public accounting firm for the Funds' fiscal year ending December 31, 2026  at its meeting on February 12, 2026.  Representatives of PwC are not expected to be present at the Meetings but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

On February 15, 2024, the Audit Committee recommended and approved, and the Board approved, the appointment of PwC as the independent registered public accounting firm for the fiscal year ending December 31, 2024, in connection with a decision by the Board to consolidate with a single independent registered public accounting firm the audit of all series of the Trust. On May 10, 2024, Cohen & Company, Ltd. (“Cohen & Co”) ceased to serve as the independent registered public accounting firm for the Carillon Chartwell Real Income Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund, and Carillon Chartwell Small Cap Value Fund (the “Carillon Chartwell Funds”), each a series of the Trust.

The reports of Cohen & Co or its predecessor on the financial statements of the Carillon Chartwell Funds as of and for the fiscal years ended December 31, 2022 and December 31, 2023, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the Carillon Chartwell Funds’ fiscal years ended December 31, 2022 and December 31, 2023, and during the subsequent interim period ended June 30, 2024: (i) there were no disagreements between the registrant and Cohen & Co or its predecessor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cohen & Co or its predecessor, would have caused it to make reference to the subject matter of the disagreements in connection with its report on the financial statements of the Carillon Chartwell Funds for such years or interim period, and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

During the Carillon Chartwell Funds’ fiscal years ended December 31, 2022 and December 31, 2023, and during the subsequent interim period ended June 30, 2024, neither the registrant, nor anyone acting on its behalf, consulted with PwC on behalf of the Carillon Chartwell Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Carillon Chartwell Funds’ financial statements; or any matter that was either: (i) the subject of a “disagreement,” as defined in Item  304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) a “reportable event,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Trusts have engaged PwC to perform audit services, audit-related services, tax services and/or other services. “Audit services” refer to performing an audit of the Trust’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit and are not reported under “Audit Fees.” “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other services not reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.” The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by PwC.

Fiscal Year End	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2024(1)	$491,814	$0	$106,395	$0
December 31, 2025	$543,000(2)	$0	$109,716(3)	$0
(1)	Cohen & Co ceased to serve as independent registered public as of May 10, 2024 and billed no fees for the fiscal year ending December 31, 2024.
(2)
As the audit has not yet been completed as of the date of this proxy statement, this figure reflects estimated fees and does not yet include out of pocket costs incurred by the auditor in connection with the audit, if any.

(3)	This figure excludes estimated fees for services related to the use of tax equalization by one of more Funds, as such fees are based on the number of Funds utilizing tax equalization, which is not known as of the date of this proxy statement.

Pre-Approval Policies and Procedures

Pursuant to its charter, the Audit Committee (comprised of Independent Trustees of the Trust) is responsible for pre-approval of all auditing services performed for the Trust.  The Audit Committee reports to the Board regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the majority of the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimis exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, and that are not expecting to exceed $5,000) of all non-auditing services performed for the Trust or for any service affiliate of the Trust that relates directly to the operations and financial reporting of the Trust. The Trust’s Audit Committee Charter also permits a designated member of the Audit Committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. The Trust’s Audit Committee pre-approved all fees described above which PwC billed to the Trust.

Less than 50% of the hours billed by PwC for auditing services to the Trust for the fiscal periods ended December 31, 2024 and December 31, 2025, were for work performed by persons other than full-time, permanent employees of PwC.

Aggregate Non-Audit Services

There were no aggregate non-audit fees billed by PwC to the Trust and to the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust for the fiscal periods ended December 31, 2024 and December 31, 2025.
The Trust’s Audit Committee has considered the non-audit services provided to the Trust and the Trust’s investment adviser and any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust as described above and determined that these services do not compromise PwC’s or Cohen & Co’s independence.
“Householding”
To the extent permitted by law, only one copy of this Proxy Statement or the Annual or Semi-Annual Report to Shareholders may be delivered to shareholders residing at the same address, unless such shareholders have notified the Funds or their financial intermediary of their desire to receive multiple copies of the shareholder reports and other materials that a Fund sends (commonly referred to as “householding”).  To request individual copies of this Proxy Statement or an Annual or Semi-Annual Report to Shareholders, or to request a single copy in the future if multiple copies of such documents are received, please call toll-free at (800) 421-4184 or write to Carillon Family of Funds, P.O. Box 23572, St. Petersburg, FL 33742. The Trust will promptly deliver, upon oral or written request, a separate copy of these materials to any shareholder residing at an address to which only one copy was mailed.  Once the Trust receives notice to stop householding, we will begin sending individual copies within thirty days after receiving your request.  This policy does not apply to account statements.  Shareholders who own Shares of the Funds through a financial intermediary should contact their financial intermediary with such a request.
Expenses of Solicitation
Subject to the fee waiver and/or expense reimbursement agreement between the Trust, on behalf of the Funds, and Carillon Tower, the Trust will bear the expenses associated with Meeting 1 and the cost of the solicitation for that meeting, including the preparation, printing and mailing of these proxy materials, and soliciting and tabulating proxies, whether or not Proposal 1 is approved.  As a result of the fee waiver and/or expense reimbursement agreement, Carillon Tower is expected to pay the expenses associated with Meeting 1 to the extent that they exceed the expense cap for a Fund.  Carillon Tower or an affiliate will bear the expenses associated with Meeting 2 and the cost of the solicitation for that meeting, including the preparation, printing and mailing of these proxy materials, and soliciting and tabulating proxies, whether or not Proposals 2A. through 2H. are approved.
In addition to solicitations through the mail, proxies may be solicited by telephone, electronic communications, personal contact or otherwise.  Carillon Tower has retained EQ to assist in the solicitation of proxies, at a cost of approximately $750,000 (plus reimbursement of out-of-pocket expenses).  Brokers, custodians, nominees and fiduciaries will be reimbursed for the reasonable out-of-pocket expenses incurred by them in forwarding solicitation material to the beneficial owners of Shares held of record by such persons.
FUTURE MEETINGS; SHAREHOLDER PROPOSALS; SHAREHOLDER COMMUNICATIONS
The Trust is not required to hold, and does not hold, annual or other regular meetings of the shareholders.  Since the Trust does not hold regular meetings of shareholders, it is not practicable to specify the anticipated date of the next shareholder meeting of the Trust or a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.  To be considered for inclusion in the proxy statement for any subsequent meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the Trust begins to print and send the proxy materials for that meeting.  Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to their Fund at 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention of the Secretary.  Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws.  The timely submission of a proposal does not guarantee its inclusion, because inclusion in the proxy statement is subject to compliance with certain federal regulations.

Shareholders who want to communicate with the Board or any individual Board member should write the Trust, Attention of the Secretary, Carillon Family of Funds, 880 Carillon Parkway, St. Petersburg, Florida 33716.  The letter should indicate in which Fund you hold Shares and the number of Shares held.  If the communication is intended for a specific Board member and so indicates, it will be sent only to that Board member.  If a communication does not indicate a specific Board member, it will be sent to the Chair of the Board for further distribution as deemed appropriate by such person.
BY ORDER OF THE BOARD OF TRUSTEES OF
CARILLON SERIES TRUST
/s/ Susan L. Walzer
Susan L. Walzer
President
[February 6], 2026
YOU ARE URGED TO DATE, SIGN, COMPLETE
AND RETURN YOUR PROXIES IMMEDIATELY

APPENDIX A:  NOMINATING COMMITTEE CHARTER
A. Purpose
The Board of Trustees of Carillon Series Trust (the “Trust”), which is comprised of separate series organized as mutual funds and exchange-traded funds (each a “Fund”), has created a Nominating Committee (“Committee”).  The purpose of the Committee is twofold:
1.
Identify and recommend for nomination candidates to serve as Board members who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in the Investment Company Act of 1940 (“1940 Act”); and

2.	Evaluate and make recommendations to the full Board regarding potential Board candidates who are “interested persons” of the Trust (“Interested Persons”) as that term is defined by the 1940 Act.
B. Committee Membership
1.	Composition. The Committee shall be composed solely of Independent Trustees.
2.	Compensation. The Board shall determine the compensation of Committee members, including the Committee Chair.
3.
Selection and Removal.  The Board shall appoint members of the Committee and a Chair of the Committee for one-year terms.  There is no limit on the number of consecutive terms that a Committee member or a Chair can serve.  By a majority vote, the Board may remove or replace members of the Committee and designate a different member as Chair for any reason at any time.

C. Meetings and Procedures
1.
Meetings.  The Committee shall meet on an as-needed basis to carry out its duties under this Charter.  Meetings may be called by the Chair of the Committee or by a majority of the Committee members.  Meetings shall be chaired by the Chair or, in his or her absence, by a member chosen by the Committee.  Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other.  A majority of the members of the Committee shall constitute a quorum for the transaction of business.  The act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee.

2.	Minutes. The Committee shall keep minutes of its meetings and provide copies of such minutes to each full Board for its review.
3.	Annual Review. The Committee shall review this Charter at least annually and recommend any necessary changes to the Board.
4.
Invitations to Meetings.  The Committee may request that a non-member with information on a potential Board candidate attend a meeting of the Committee or meet with any members of, or consultants to, the Committee.

5.
Independent Advisers.  The Committee shall have the authority, to the extent it deems necessary or appropriate and without seeking approval of each full Board, to retain special legal, accounting or other advisers.  The Trust shall provide appropriate funding, as determined by the Committee, for payment of ordinary administrative Committee expenses, as well as for compensation to any advisers retained by the Committee.

6.	Self-Evaluation. The Committee shall periodically review the effectiveness of the Committee and its members.
D. Responsibility of the Committee
1.
Candidate Identification and Recommendation.  The Committee shall identify and recommend to the Board the selection and nomination of candidates for Independent Trustee.  The Committee shall consider recommendations for potential candidates from any source it deems appropriate – Board members, Fund shareholders, legal counsel to the Independent Trustees or other such sources as the Committee deems appropriate.

A-1

2.
Candidate Evaluations.  The Committee shall evaluate potential candidates’ qualifications for Board membership and their independence from each Fund’s investment adviser and other principal service providers.  The Committee shall consider the effect of any relationships delineated in the 1940 Act or other types of relationships, e.g., business, financial or family relationships with the investment adviser(s) or other principal service providers, which might impair independence.  In determining potential candidates’ qualifications for Board membership, the Committee may consider all factors it may determine to be relevant to fulfilling the role of being a member of the Board.

a. Criteria for Selecting Nominees
The Committee shall nominate candidates for new or vacant Board positions based on its evaluation of which applicants or potential candidates are most qualified to serve and protect the interests of each Trust’s shareholders and to promote the effective operation of the Board.  In order for the Committee to consider an applicant or potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance (collectively, “Preliminary Information”).
A successful candidate must qualify as an Independent Trustee under the 1940 Act and should have certain uniform characteristics, such as a very high level of integrity, appropriate experience, and a commitment to fulfill the fiduciary duties inherent in Board membership.  The Committee also shall consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness.
b. Submissions by Shareholders of Potential Nominees
The Committee shall consider potential candidates for nomination identified by one or more shareholders of the Trust.  Shareholders can submit recommendations in writing to the attention of the Chair of the Committee at an address to be maintained by the Trust’s management for this purpose.  In order to be considered by the Committee, any shareholder recommendation must include the Preliminary Information set forth in subsection 2.a above.
Following an initial evaluation by the Committee based on the Preliminary Information, a successful candidate proposed by a shareholder must:
(1) demonstrate the integrity, experience, sound business judgment, talents and commitment necessary to fulfill the fiduciary duties inherent in Board membership and to add value to the Board’s performance of its duties;
(2) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Committee to evaluate the candidate and to determine, among other matters, whether the candidate would be an Independent Trustee under the 1940 Act or otherwise have material relationships with key service providers to the Trusts;
(3) submit character references and agree to appropriate background checks;
(4) demonstrate the disposition to act independently from management, but effectively within a Board composed of numerous members;
(5) be willing to meet with one or more members of the Committee at a time and location convenient to those Committee members in order to discuss the candidate’s qualifications; and
(6) if nominated and elected, be able to prepare for and attend in person Board and Committee meetings at various locations in the United States.
3.
Evaluation of Candidates for Nomination as Interested Trustees.  The Committee shall evaluate those Interested Persons who are proposed by management of the Trusts to serve as Board members and then make appropriate recommendations to the Board regarding such proposed nominees.  The Committee shall review such information as it deems appropriate in order to make this evaluation.  At its option, the Committee also can seek to interview any such potential nominee.

Effective:  August 31, 2004 and revised on November 13, 2025.
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APPENDIX B: SHARES OF BENEFICIAL INTERESTS OF THE FUNDS
Fund	Class A	Class C	Class I	Class R-6
Carillon Chartwell Mid Cap Value Fund	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Fund	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Growth Fund	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Value Fund	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Real Income Fund	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Short Duration High Yield Fund	[ ]	[ ]	[ ]	[ ]
Carillon ClariVest Capital Appreciation Fund	[ ]	[ ]	[ ]	[ ]
Carillon ClariVest International Stock Fund	[ ]	[ ]	[ ]	[ ]
Carillon Eagle Growth & Income Fund	[ ]	[ ]	[ ]	[ ]
Carillon Eagle Mid Cap Growth Fund	[ ]	[ ]	[ ]	[ ]
Carillon Eagle Small Cap Growth Fund	[ ]	[ ]	[ ]	[ ]
Carillon Scout Mid Cap Fund	[ ]	[ ]	[ ]	[ ]
Carillon Reams Core Bond Fund	[ ]	[ ]	[ ]	[ ]
Carillon Reams Core Plus Bond Fund	[ ]	[ ]	[ ]	[ ]
Carillon Reams Unconstrained Bond Fund	[ ]	[ ]	[ ]	[ ]
B-1

Fund	Shares
RJ Chartwell Premium Income ETF	[ ]
RJ Eagle Municipal Income ETF	[ ]
RJ Eagle Vertical Income ETF	[ ]
RJ Eagle GCM Dividend Select Income ETF	[ ]

B-2

APPENDIX C: SECURITY OWNERSHIP OF CERTAIN OWNERS OF THE FUNDS
As of the Record Date, to the Trust’s knowledge, the following persons owned beneficially or of record 5% or more of the Class A, Class C, Class I and Class R-6 shares of a Non-ETF Fund, or 5% of more of the shares of an ETF.
A principal shareholder is any person or “group” (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control.  Shareholders owning voting securities in excess of 25% may have an impact on the outcome of any matter affecting and voted on by shareholders of the Fund.*
FUND AND SHARE CLASS	SHAREHOLDER NAME AND ADDRESS	NUMBER OF SHARES AND PERCENTAGE OF SHARE CLASS OWNED	TYPE OF OWNERSHIP	NUMBER OF SHARES AND PERCENTAGE OF FUND OWNED (SHOWN ONLY IF THE SHAREHOLDER OWNS >25% OF THE FUND AS A WHOLE)
Carillon Chartwell Mid Cap Value Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Growth Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Value Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Real Income Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Chartwell Short Duration High Yield Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]

Carillon ClariVest Capital Appreciation Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon ClariVest International Stock Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Eagle Growth & Income Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Eagle Mid Cap Growth Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Eagle Small Cap Growth Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Scout Mid Cap Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Reams Core Bond Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Reams Core Plus Bond Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
Carillon Reams Unconstrained Bond Fund	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
	[ ]	[ ]	[ ]	[ ]
RJ Chartwell Premium Income ETF	[ ]	[ ]	[ ]	[ ]

RJ Eagle Municipal Income ETF	[ ]	[ ]	[ ]	[ ]
RJ Eagle Vertical Income ETF	[ ]	[ ]	[ ]	[ ]
RJ Eagle GCM Dividend Select Income ETF	[ ]	[ ]	[ ]	[ ]

*The Trustees, nominees for Trustee and officers of the Trust, as a group, owned less than 1% of each class of a Fund’s outstanding shares as of the Record Date.

PRELIMINARY COPY

CARILLON SERIES TRUST
880 CARILLON PARKWAY
ST. PETERSBURG, FL 33716

SCAN TO
VIEW MATERIALS & VOTE

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.vote.proxyonline.com **or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **(888) 605-1957**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72915-S13721

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Carillon Series Trust Board of Trustees with respect to your Fund(s). The Board of Trustees unanimously recommends a vote "FOR" each of the nominees:

	For All	Withhold All	For All Except
01. Camille Alexander, 02. John Carter, 03. Liana Marante, 04. Arvind Rajan, 05. Christopher Staples, 06. Deborah L. Talbot, 07. Scott Weiner	[ ]	[ ]	[ ]

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee(s) number(s) on the line provided.______________________

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When signing as attorney, executor, administrator, trustee, officer of corporation or another entity or other fiduciary, or in another representative capacity, please give full title as such. When shares are held jointly, each holder should sign; however, the proxy will be valid if executed by any one of them, unless at or prior to the exercise of the proxy Carillon Series Trust receives a specific written notice to the contrary from any one of the joint owners. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	**Date**	**Signature [Joint Owners]**	**Date**

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

The Notice and the Accompanying Proxy Statement for this Meeting are available at: www.vote.proxyonline.com.

CARILLON SERIES TRUST

V72916-S13721

CARILLON SERIES TRUST

PROXY FOR THE SPECIAL JOINT MEETING OF SHAREHOLDERS TO BE HELD APRIL 24, 2026

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned Shareholder(s) of Carillon Series Trust, hereby appoints Susan L. Walzer, Carolyn K. Gill and Javier Alvarez and each of them separately (with full power of substitution to each), the proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the Trust, to be held on April 24, 2026, at 9:00 a.m., Eastern Time, at the Trust's principal executive offices, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any postponements or adjournments thereof ("Special Meeting"), to vote all of the shares of the Trust that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Joint Meeting of Shareholders.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" each of the nominees in Proposal 1. Each proxy is authorized, in his or her discretion, to vote upon such other matters as may properly come before the Special Meeting. Receipt of the Notice of Special Joint Meeting of Shareholders and the related Proxy Statement are hereby acknowledged.

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PRELIMINARY COPY

SCAN TO
VIEW MATERIALS & VOTE

CARILLON SERIES TRUST
880 CARILLON PARKWAY
ST. PETERSBURG, FL 33716

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.vote.proxyonline.com **or scan the QR Barcode above**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call **(888) 628-8208**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V72915-S13721

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

This proxy is solicited on behalf of the Carillon Series Trust Board of Trustees with respect to your Fund(s). The Board of Trustees recommends a vote "FOR" each of the Proposals:

		For	Against	Abstain
1.	To approve the amendments of each Fund's fundamental investment policies as set forth below:	[ ]	[ ]	[ ]
1A.	To approve the amendment of each Fund's fundamental investment policy with respect to issuing senior securities.	[ ]	[ ]	[ ]
1B.	To approve the amendment of each Fund's fundamental investment policy with respect to borrowing.	[ ]	[ ]	[ ]
1C.	To approve the amendment of each Fund's fundamental investment policy with respect to commodities.	[ ]	[ ]	[ ]
1D.	To approve the amendment of each Fund's fundamental investment policy with respect to industry concentration.	[ ]	[ ]	[ ]
1E.	To approve the amendment of each Fund's fundamental investment policy with respect to diversification.	[ ]	[ ]	[ ]
1F.	To approve the amendment of each Fund's fundamental investment policy with respect to loans.	[ ]	[ ]	[ ]
1G.	To approve the amendment of each Fund's fundamental investment policy with respect to real estate.	[ ]	[ ]	[ ]
1H.	To approve the amendment of each Fund's fundamental investment policy with respect to underwriting.	[ ]	[ ]	[ ]

Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When signing as attorney, executor, administrator, trustee, officer of corporation or another entity or other fiduciary, or in another representative capacity, please give full title as such. When shares are held jointly, each holder should sign; however, the proxy will be valid if executed by any one of them, unless at or prior to the exercise of the proxy Carillon Series Trust receives a specific written notice to the contrary from any one of the joint owners. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

The Notice and the Accompanying Proxy Statement for this Meeting are available at:
www.vote.proxyonline.com.

CARILLON SERIES TRUST

V72916-S13721

CARILLON SERIES TRUST
PROXY FOR THE SPECIAL JOINT MEETING OF
SHAREHOLDERS TO BE HELD APRIL 24, 2026

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned Shareholder(s) of one or more of the above-referenced series (each, a "Fund"), a series of Carillon Series Trust (the "Trust"), hereby appoints Susan L. Walzer, Carolyn K. Gill and Javier Alvarez and each of them separately (with full power of substitution to each), the proxies of the undersigned, to attend the Special Joint Meeting of Shareholders of the Trust, to be held on April 24, 2026, at 9:30 a.m., Eastern Time, at the Trust's principal executive offices, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, and at any postponements or adjournments thereof ("Special Meeting"), to vote all of the shares of a Fund that the undersigned would be entitled to vote if personally present at the Special Meeting and on any other matters properly brought before the Special Meeting, all as set forth in the Notice of Special Joint Meeting of Shareholders.

This proxy card, when properly executed, will be voted as instructed. If no specification is made, the proxy card will be voted "FOR" the Proposals. Each proxy is authorized, in his or her discretion, to vote upon such other matters as may properly come before the Special Meeting. Receipt of the Notice of Special Joint Meeting of Shareholders and the related Proxy Statement are hereby acknowledged.

2